                                                                     EXHIBIT 4.7



                                                                  CONFORMED COPY

                            DATED 10TH JANUARY, 2002







                          ST ASSEMBLY TEST SERVICES LTD



                                     - AND -



                      BRITISH AND MALAYAN TRUSTEES LIMITED






           ----------------------------------------------------------


                                   TRUST DEED

                                   RELATING TO

                          ST ASSEMBLY TEST SERVICES LTD
                                  S$500,000,000
                    MULTICURRENCY MEDIUM TERM NOTE PROGRAMME


           ----------------------------------------------------------




                            [ALLEN & GLEDHILL LOGO]
                             36 ROBINSON ROAD #18-01
                                   CITY HOUSE
                                SINGAPORE 068877

                                C O N T E N T S

CLAUSE         HEADING                                                            PAGE
------         -------                                                            ----
   1.          INTERPRETATION                                                       1

   2.          AMOUNT AND STATUS OF NOTES;
                COVENANT TO REPAY AND PAY INTEREST                                  9

   3.          FORM OF NOTES AND COUPONS                                           11

   4.          STAMP DUTIES AND TAXES                                              12

   5.          COVENANT TO OBSERVE PROVISIONS OF
                NOTES AND TRUST DEED                                               12

   6.          ISSUE OF SHARES                                                     12

   7.          SUBSIDIARY AS GUARANTOR                                             13

   8.          POWER TO INSTITUTE PROCEEDINGS                                      13

   9.          PROOF OF DEFAULT                                                    13

  10.          APPLICATION OF MONEYS RECEIVED BY TRUSTEE                           14

  11.          PAYMENT                                                             15

  12.          DEPOSIT OF UNCLAIMED REDEMPTION MONEYS                              15

  13.          FORFEITURE OF UNCLAIMED REDEMPTION MONEYS                           16

  14.          REPRESENTATIONS AND WARRANTIES                                      16

  15.          GENERAL COVENANTS                                                   17

  16.          REMUNERATION OF TRUSTEE                                             25

  17.          ISSUING AND PAYING AGENT                                            26

  18.          CANCELLATION OF NOTES AND COUPONS;
                RECORD OF CANCELLATION                                             26

  19.          NOTEHOLDERS TO BE TREATED AS HOLDING ALL
                COUPONS                                                            27

CLAUSE         HEADING                                                            PAGE
------         -------                                                            ----
  20.          PROVISIONS SUPPLEMENTAL TO THE TRUSTEES ACT,
                CHAPTER 337 OF SINGAPORE                                           27

  21.          WAIVER                                                              31

  22.          COMPETENCE OF A MAJORITY OF TRUSTEES                                31

  23.          INDEMNITY OF TRUSTEE                                                32

  24.          AMOUNTS DUE TO TRUSTEE                                              32

  25.          ASSUMPTION OF PERFORMANCE OF COVENANTS                              32

  26.          TRUSTEE NOT PRECLUDED FROM ENTERING
                INTO CONTRACTS                                                     33

  27.          CONSENT BY TRUSTEE                                                  33

  28.          MODIFICATIONS                                                       33

  29.          DELEGATION BY TRUSTEE                                               34

  30.          APPOINTMENT OF TRUSTEE AS ATTORNEY                                  34

  31.          APPOINTMENT, RETIREMENT AND REMOVAL OF TRUSTEE                      35

  32.          NOTIFICATION TO THE STOCK EXCHANGE                                  36

  33.          POWERS OF TRUSTEE TO BE ADDITIONAL                                  36

  34.          CURRENCY INDEMNITY                                                  36

  35.          COMMUNICATIONS                                                      37

  36.          PARTIAL INVALIDITY                                                  37

  37.          GOVERNING LAW                                                       37

               SCHEDULE 1

               PART I -  FORM OF DEFINITIVE NOTE                                   38

CLAUSE         HEADING                                                           PAGE
------         -------                                                           ----
               PART II    - TERMS AND CONDITIONS OF THE NOTES                      41

               PART III   - FORM OF COUPON FOR FIXED RATE
                             NOTES AND HYBRID NOTES                                72

               PART IV    - FORM OF COUPON FOR
                             FLOATING RATE NOTES,
                             VARIABLE RATE NOTES
                             AND HYBRID NOTES                                      73

               SCHEDULE 2 - FORM OF TEMPORARY GLOBAL NOTE                          75

               SCHEDULE 3 - FORM OF PERMANENT GLOBAL NOTE                          89

               SCHEDULE 4 - PROVISIONS FOR MEETINGS
                             OF NOTEHOLDERS                                       101

          T H I S  T R U S T  D E E D is made on 10th January, 2002
B E T W E E N:-

(1) ST ASSEMBLY TEST SERVICES LTD (the "Issuer"), a company incorporated in Singapore and having its registered office at 5, Yishun Street 23, Singapore 768442; and

(2) BRITISH AND MALAYAN TRUSTEES LIMITED (the "Trustee", which expression shall, wherever the context so admits, include all persons for the time being the trustee or trustees of this Trust Deed), a company incorporated in Singapore and having its registered office at 17, Phillip Street, #08-00, Grand Building, Singapore 048695.

          W H E R E A S:-

(A) The Issuer has entered into the Programme Agreement (as defined below) pursuant to which the Issuer may issue from time to time medium term notes in an aggregate principal amount outstanding at any time not exceeding the Programme Limit (as defined below).

(B) Each issue of Notes (as defined below) will initially be represented either (1) by a Temporary Global Note (as defined below) exchangeable for Definitive Notes (as defined below) or for a Permanent Global Note (as defined below) which will be exchangeable as described therein for Definitive Notes or
(2) by a Permanent Global Note which will be exchangeable as described therein for Definitive Notes.

(C) The Trustee is duly registered as a trust company under the Trust Companies Act, Chapter 336 of Singapore and has agreed to act as trustee of this Trust Deed for the benefit of the Noteholders upon the terms and subject to the conditions hereinafter contained.

          N O W T H I S T R U S T D E E D W I T N E S S E S A N D I T I S H E R E B Y A G R E E D A N D D E C L A R E D as follows:-


1.        INTERPRETATION

(A) In this Trust Deed, unless there is something in the subject or context inconsistent therewith:-

          "Agency Agreement" means the Agency Agreement dated 10th January, 2002 between (1) the Issuer, (2) Citicorp Investment Bank (Singapore) Limited, as issuing and paying agent, (3) Citicorp Investment Bank (Singapore) Limited, as agent bank, and (4) the Trustee, as amended, varied or supplemented from time to time;

          "Agent Bank" means Citicorp Investment Bank (Singapore) Limited at its office at 300, Tampines Avenue 5, #07-00, Tampines Junction, Singapore 529653, or at such other or further offices as may from time to time be designated by the Issuer, approved in advance in writing by the Trustee and notified to the Noteholders in accordance with Condition 15, or such other or further institutions at such offices as may from time to time be appointed by the Issuer as agent bank for the Notes and the Coupons and whose appointment shall be approved and notified to the Noteholders as aforesaid;

          "Agents" means the Issuing and Paying Agent and the Agent Bank or either of them and shall include such other Agent or Agents as may be appointed from time to time under the Agency Agreement;

          "Auditors" means the auditors for the time being of the Issuer or, if there shall be joint auditors of the Issuer, any one or more of such joint auditors or, in the event of their being unable or unwilling to carry out any action requested of them pursuant to the provisions of this Trust Deed, such other auditors as may be nominated by the Issuer in consultation with the Trustee for the purpose or, in default of such nomination or approval, nominated by the Trustee in consultation with the Issuer;

          "business day" means a day (other than Saturday or Sunday) on which commercial banks are open for business in Singapore;

          "Conditions" means, in relation to the Notes of any Series, the terms and conditions applicable thereto, which shall be substantially in the form set out in Part II of Schedule 1, as modified, with respect to any Notes represented by a Global Note, by the provisions of such Global Note, shall incorporate any additional provisions forming part of such terms and conditions set out in the Pricing Supplement(s) relating to the Notes of such Series and shall be endorsed on the Definitive Notes subject to amendment and completion as referred to in the first paragraph appearing after the heading "Terms and Conditions of the Notes" as set out in Part II of Schedule 1, and any reference to a particularly numbered Condition shall be construed accordingly;

          "Coupon" means an interest coupon appertaining to an interest bearing Definitive Note;

          "Couponholders" has the meaning ascribed to it in the Conditions;

          "Dealers" means the dealers for the time being under the Programme Agreement;

          "Deed of Covenant" means the deed of covenant dated 10th January, 2002 executed by the Issuer by way of deed poll in relation to the Notes (which are represented by Global Notes and which are deposited with the Depository), as amended, varied or supplemented from time to time;

          "Definitive Note" means a definitive Note in bearer form, being substantially in the form set out in Part I of Schedule 1 and having, where appropriate, Coupons attached on issue;

          "Depository" means The Central Depository (Pte) Limited;

          "Depository Agreement" means the depository agreement dated 10th January, 2002 made between (1) the Issuer, as issuer, and (2) the Depository, as depository, as amended, varied or supplemented from time to time;

          "Event of Default" means any of the events specified in Condition 9 to be an event of default;

          "Extraordinary Resolution" has the meaning set out in Schedule 4;

          "Fixed Rate Notes" means Notes which are to bear interest on the basis of a fixed rate (in accordance with Condition 4(I)(a));

          "Floating Rate Notes" means Notes which are to bear interest on the basis of a floating rate (in accordance with Condition 4(II)(b));

          "Global Note" means a global Note representing Notes of one or more Tranches of the same Series, being a Temporary Global Note and/or, as the context may require, a Permanent Global Note, in each case without Coupons;

          "Group" means the Issuer and its subsidiaries and "member of the Group" shall be construed accordingly;

          "Hybrid Notes" means Notes which are to bear interest on the basis of a fixed rate (in accordance with Condition 4(III)(b)) and a floating rate (in accordance with Condition 4(III)(c));

          "Interest Amounts" has the meaning ascribed to it in Condition
          4(II)(d);

          "Interest Period" has the meaning ascribed to it in Condition
          4(II)(a);

          "Issue Date" has the meaning ascribed to it in the Programme
          Agreement;

          "Issue Documents" means this Trust Deed, the Agency Agreement, the Depository Agreement and the Deed of Covenant;

          "Issuing and Paying Agent" means Citicorp Investment Bank (Singapore) Limited at its office at 300, Tampines Avenue 5, #07-00, Tampines Junction, Singapore 529653, or at such other or further offices as may from time to time be designated by the Issuer, approved in advance in writing by the Trustee and notified to the Noteholders in accordance with Condition 15, or such other or further institutions at such offices as may from time to time be appointed by the Issuer as issuing and paying agent for the Notes and the Coupons and whose appointment shall be approved and notified to the Noteholders as aforesaid;

          "Noteholders" has the meaning ascribed to it in the Conditions;

          "Notes" means multicurrency medium term notes of the Issuer to be issued pursuant to the Programme Agreement and constituted by this Trust Deed (and shall, where the context so admits, include the Global Notes);

          "outstanding" means, in relation to the Notes of any Series, all the Notes of such Series issued other than (a) those which have been redeemed in accordance with the Conditions, (b) those in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys in respect thereof (including all interest (if any) accrued thereon to the date for such redemption and any interest (if any) payable under the Conditions after such date) have been duly paid to the Issuing and Paying Agent as provided in the Agency Agreement and remains available for payment against surrender of the relevant Notes and/or, as the case may be, Coupons, (c) those which have been purchased in accordance with Conditions 5(b), 5(c) and 5(g) and cancelled, (d) those which have become void under Condition 8, (e) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes pursuant to Condition 12, (f) (for the purpose only of determining how many Notes are outstanding and without prejudice to their status for any other purpose) those Notes alleged to have been lost, stolen or destroyed and in respect of which replacement Notes have been issued pursuant to Condition 12 and (g) any Temporary Global Note to the extent that it shall have been exchanged for one or more Definitive Notes or a Permanent Global Note pursuant to its provisions and any Permanent Global Note to the extent that it shall have been exchanged for one or more Definitive Notes, in either case pursuant to its provisions; provided that for the purposes of (i) ascertaining the right to attend and vote at any meeting of the Noteholders, (ii) the determination of how many Notes are outstanding for the purposes of Schedule 4, (iii) the exercise of any discretion, power or authority which the Trustee is required, expressly or impliedly to exercise in or by reference to the interests of the Noteholders and (iv) the certification (where relevant) by the Trustee as to whether an Event of Default is in its opinion materially prejudicial to the interests of the Noteholders, those Notes which are beneficially held by, or are held on behalf of, the Issuer or any of its subsidiaries shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

          "Permanent Global Note" means a Global Note representing Notes of one or more Tranches of the same Series, either on issue or upon exchange of interests in a Temporary Global Note, being substantially in the form set out in Schedule 3;

          "Potential Event of Default" means an event which with the giving of notice and/or lapse of time and/or the issuing of a certificate and/or the fulfilment of any other requirement provided for in Condition 9 would become an Event of Default;

          "Pricing Supplement" means, in relation to any Tranche, a pricing supplement specifying the relevant issue details in relation to such Tranche, substantially in the form of Appendix 2 to the Programme Agreement;

          "Principal Subsidiaries" has the meaning ascribed to it in Condition 9;

          "Programme Agreement" means the Programme Agreement dated 10th January, 2002 made between (1) the Issuer, as issuer, (2) Citicorp Investment Bank (Singapore) Limited, as arranger, and (3) Citicorp Investment Bank (Singapore) Limited, as dealer, as amended, varied or supplemented from time to time;

          "Programme Limit" means, subject to the Programme Agreement, S$500,000,000 or its equivalent in other currencies;

          "Rate of Interest" has the meaning ascribed to it in Condition 4;

          "Reference Bank" means any person named as such in the Conditions or any successor Reference Bank;

          "Relevant Date" has the meaning ascribed to it in Condition 7;

          "repay" shall include "redeem" and vice versa and "repaid", "repayable", "repayment", "redeemed", "redeemable" and "redemption" shall be construed accordingly;

          "Series" means (a) (in relation to Notes other than Variable Rate Notes) a Tranche, together with any further Tranche or Tranches, which are (i) expressed to be consolidated and forming a single series and
          (ii) identical in all respects (including as to listing) except for their respective issue dates, issue prices and/or dates of the first payment of interest and (b) (in relation to Variable Rate Notes) Notes which are identical in all respects (including as to listing) except for their respective issue prices and rates of interest;

          "SGX-ST" means the Singapore Exchange Securities Trading Limited;

          "Stock Exchange" means the SGX-ST and includes any other stock exchange on which the Notes are listed and which is for the time being approved for the purposes of this Trust Deed by the Trustee;

          "subsidiary" means any company which is for the time being a subsidiary (within the meaning of Section 5 of the Companies Act, Chapter 50 of Singapore) of the Issuer;

          "Temporary Global Note" means a Global Note representing Notes of one or more Tranches of the same Series on issue, being substantially in the form set out in Schedule 2;

          "this Trust Deed" means this Trust Deed and the Schedules (as from time to time modified in accordance with the provisions herein contained) and includes any deed or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto;

          "Tranche" means Notes which are identical in all respects (including as to listing);

          "trust corporation" means a trustee corporation as defined in Section 4(1) of the Companies Act, Chapter 50 of Singapore;

          "Variable Rate Notes" means Notes which are to bear interest on the basis of a variable rate (in accordance with Condition 4(II)(c));

          words denoting the singular number only shall include the plural number and vice versa;

          words denoting the neuter or masculine gender only shall include the feminine gender and the masculine or neuter gender, as the case may be; and

          words denoting persons only shall include firms and corporations.

(B)       Unless otherwise indicated, in this Trust Deed, references to:-

          (a) any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such re-enactment;

          (b) Schedules, Clauses and paragraphs shall be construed as references to, respectively, the Schedules to and the Clauses and paragraphs of this Trust Deed;

          (c) "Singapore Dollars" and "S$" shall be construed as references to the lawful currency for the time being of Singapore;

          (d) "US Dollars" and "US$" shall be construed as references to the lawful currency of the time being of the United States of America;

          (e) costs, charges, remuneration or expenses shall be deemed to include, in addition, goods and services, value added and other duties or tax (other than income tax) charged or chargeable in respect thereof;

          (f) any action, remedy or method of judicial proceeding for the enforcement of rights of creditors shall be deemed to include, in respect of any jurisdiction other than Singapore, references to such action, remedy or method of judicial proceeding for the enforcement of rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of judicial proceeding described or referred to in this Trust Deed;

          (g) principal and/or premium and/or interest and/or Redemption Amounts in respect of the Notes or to any moneys payable by the Issuer under this Trust Deed or the Notes shall, unless the context otherwise requires, be construed in accordance with Condition 7; and

          (h) the Depository shall, wherever the context so permits, be deemed to include references to any additional or alternative clearing system approved by the Issuer, the Issuing and Paying Agent and the Trustee.

(C) Except to the extent that the context requires otherwise, any reference in this Trust Deed to:-

          an "Act of Parliament" or any Section of, Schedule to or other provision of an Act of Parliament shall be construed, at any particular time, as including a reference to any modification, extension or re-enactment thereof then in force and all instruments, orders and regulations then in force and made under or deriving validity from the relevant Act or provision;

          an "agency" of a state includes any agency, authority, central bank, department, government, legislature, minister, ministry, official or public or statutory person (whether autonomous or not) of, or of the government of, that state;

          the "assets" of any person means all or any part of its business, undertaking, property, assets, revenues (including any right to receive revenues) and uncalled capital;

          "borrowed money" includes any indebtedness (a) for or in respect of money borrowed or raised (whether or not for cash), by whatever means (including acceptances, deposits, discounting, factoring, finance leases, hire purchase, sale-and-leaseback, sale-and-repurchase and any form of "off-balance sheet" financing) or (b) for the deferred purchase price of assets or services (other than goods or services obtained on normal commercial terms in the ordinary course of trading);

          "consent" also includes an approval, authorisation, exemption, filing, licence, order, permission, recording or registration (and references to obtaining consents shall be construed accordingly);

          a "directive" includes any present or future directive, regulation, requirement, rule or credit restraint programme of any agency of any state (but, if not having the force of law, only if compliance with the directive is in accordance with the general practice of persons to whom the directive is intended to apply);

          "disposal" includes any sale, assignment, exchange, transfer, concession, loan, lease, surrender of lease, licence, reservation, waiver, compromise, release of security, dealing with or the granting of any option or right or interest whatsoever or any agreement for any of the same and "dispose" means to make a disposal, and "acquisition" and "acquire" shall be construed mutatis mutandis;

          a "guarantee" also includes an indemnity, and any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person (and "guaranteed" and "guarantor" shall be construed accordingly);

          "indebtedness" includes any obligation (whether present or future, actual or contingent, secured or unsecured, as principal, surety or otherwise) for the payment or repayment of money;

          a "law" includes common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, statute, treaty or other legislative measure, in each case of any jurisdiction whatsoever (and "lawful" and "unlawful" shall be construed accordingly);

          something having a "material adverse effect" on the Issuer is to it having a material adverse effect (1) on its financial condition or business or on the consolidated financial condition or business of it and its subsidiaries or (2) on its ability to perform or comply with its payment or other material obligations under any of the Issue Documents or the Notes;

          a "month" means a period beginning in one calendar month and ending in the next calendar month on the day numerically corresponding to the day of the calendar month on which it commences or, where there is no date in the next calendar month numerically corresponding as aforesaid, the last day of such calendar month, and "months" and "monthly" shall be construed accordingly;

          any "obligation" of any person under this Trust Deed or any other agreement or document shall be construed as a reference to an obligation expressed to be assumed by or imposed on it under this Trust Deed or, as the case may be, that other agreement or document (and "due", "owing", "payable" and "receivable" shall be similarly construed);

          a "person" includes any individual, company, corporation, firm, partnership, joint venture, association, organisation, trust, state or agency of a state (in each case, whether or not having separate legal personality);

          "related corporation" has the meaning ascribed to it in section 6 of the Companies Act, Chapter 50 of Singapore;

          "security" includes any mortgage, pledge, lien, hypothecation, security interest or other charge or encumbrance and any other agreement or arrangement having substantially the same economic effect (including any "hold-back" or "flawed asset" arrangement) (and "secured" shall be construed accordingly);

          "tax(es)" includes any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed;

          a "time of the day" is to Singapore time unless otherwise stated; and

          the "winding-up" of a person also includes the amalgamation, reconstruction, reorganisation, administration, judicial management, dissolution, liquidation, merger or consolidation of that person, and any equivalent or analogous procedure under the law of any jurisdiction in which that person is incorporated, domiciled or resident or carries on business or has assets.

(D) Unless the context otherwise requires, words or expressions contained in this Trust Deed shall bear the same meanings as in the Companies Act, Chapter 50 of Singapore.

(E) The headings to Clauses and Conditions are inserted for convenience only and shall not affect the construction of this Trust Deed, the Notes or the Coupons.

(F) Terms defined in the Conditions shall have the same meanings in this Trust Deed, except where the context requires otherwise or where a different meaning is attributed to the relevant term in this Trust Deed.

(G) A person who is not a party to this Trust Deed has no right under the Contracts (Rights of Third Parties) Act 2001 to enforce any term of this Trust Deed.


2.        AMOUNT AND STATUS OF NOTES;
          COVENANT TO REPAY AND PAY INTEREST

(A) The Issuer may from time to time issue Notes in Tranches of one or more Series on a continuous basis in accordance with the Programme Agreement, the aggregate principal amount of the Notes outstanding at any time not exceeding the Programme Limit. Upon the issue by the Issuer of any Notes expressed to be constituted by this Trust Deed, such Notes shall forthwith be constituted by this Trust Deed without any further formality. As soon as possible after the issue of any Tranche, the Issuer shall give written notice or procure that such written notice is given to the Trustee of the issue of such Tranche, specifying the details included in the relevant Pricing Supplement.

(B) The Issuer hereby covenants with the Trustee that the Notes and the Coupons will constitute direct, unconditional and unsecured obligations of the Issuer. The Notes and the Coupons will rank pari passu, without any preference or priority among themselves, and pari passu with all other present and future unsecured obligations (other than subordinated obligations and priorities created by law or this Trust Deed) of the Issuer from time to time outstanding.

(C) On any date when the Notes or any of them become due to be redeemed in accordance with the Conditions or any of the provisions of this Trust Deed, the Issuer will unconditionally pay or procure to be paid to or to the order of or for the account of the Trustee in the currency in which the Notes are denominated and in immediately available and freely transferable funds or same day funds, the redemption moneys of the Notes of the relevant Series becoming due for redemption on that date and shall (subject to the provisions of the Conditions), until such payment is duly made and (in the case of payment made after the due date or pursuant to Clause 8) notice thereof is duly given to the Noteholders in accordance with Condition 15, with effect from the respective dates of issue of the Notes of each Series unconditionally pay or procure to be paid to or to the order of or for the account of the Trustee as aforesaid interest on the principal amount of each Note of each Series (including, without limitation, default interest) at the relevant rates (as well after as before any judgment or other order of a court of competent jurisdiction) calculated from time to time in accordance with, for the periods and on the dates provided for in, the Conditions; provided that every payment of principal or interest in respect of the Notes of each Series in accordance with the Conditions made to the order of the Issuing and Paying Agent in the manner provided in the Agency Agreement shall be in satisfaction pro tanto of the covenant by the Issuer in this Clause contained except to the extent that there is default in the subsequent payment thereof to the Noteholders or, as the case may be, the Couponholders in accordance with the Conditions. The Trustee shall hold the benefit of this covenant on trust for the Noteholders and Couponholders of the relevant Series.

(D) At any time after the occurrence of an Event of Default or at any time with the written consent of the Issuer, the Trustee may:-

          (a) by notice in writing to the Issuer and the Issuing and Paying Agent require the Issuing and Paying Agent pursuant to the Agency Agreement:-

               (i) to act thereafter as the Issuing and Paying Agent of the Trustee under this Trust Deed and the Notes of such Series on the terms provided in the Agency Agreement (with consequential amendments as necessary and except that the Trustee's liability under the Agency Agreement for the indemnification, remuneration and all other expenses of the Issuing and Paying Agent shall be limited to the amounts for the time being held by the Trustee on the terms of this Trust Deed) and thereafter to hold all Notes and Coupons and all moneys, documents and records held by it in respect of the Notes and Coupons on behalf of the Trustee; or

               (ii) to deliver up all Notes and Coupons and all sums, documents and records held by it in respect of the Notes and Coupons to the Trustee or as the Trustee shall direct in such notice,

               provided that such notice shall be deemed not to apply to any documents or records which the Issuing and Paying Agent is obliged not to release by any law or regulation; and

          (b) by notice in writing to the Issuer require it to make all subsequent payments in respect of the Notes and Coupons to or to the order of the Trustee and not to the Issuing and Paying Agent; with effect from the issue of any such notice to the Issuer and until such notice is withdrawn, the proviso to sub-Clause (C) of this Clause shall cease to have effect.

(E) If any Floating Rate Note, Variable Rate Note or Hybrid Note becomes due and payable under the Conditions, the Rate of Interest and the Interest Amounts payable in respect of such Note shall continue to be calculated by the Agent Bank in accordance with the Conditions (with consequential amendments as necessary) except that such Rate of Interest and the Interest Amounts payable need not be published unless the Trustee otherwise requires. The first period in respect of which interest shall be so calculated shall commence on the expiry of the Interest Period during which such Notes become so repayable.

(F) Each Series shall form a separate series of Notes and accordingly, unless for any purpose the Trustee shall reasonably otherwise determine, the provisions of sub-Clauses (C), (D) and (E) above of this Clause and of Clauses 3 to 33 (both inclusive) and (subject as mentioned therein) Schedule 4 shall apply mutatis mutandis separately and independently to the Notes of each Series and in such Clauses and Schedule the expressions "Notes", "Noteholders", "Coupons" and "Couponholders", together with all other terms that relate to Notes or their Conditions, shall be construed as referring to those of the particular Series in question and not of all Series unless expressly as provided, so that each Series shall be constituted by a separate trust pursuant to sub-Clause (C) above and that, unless expressly provided, events affecting one Series shall not affect any other.

(G) For the purposes of any limitation on liabilities pursuant to this Trust Deed:-

          (a) any advances (which shall exclude trade balances in the ordinary course of business) made by the Issuer or any guarantor company (if any) to any of their respective holding companies or their respective holding companies' subsidiaries (if any); or

          (b) any investment by the Issuer or any guarantor company (if any) in the shares of their respective holding companies' subsidiaries (if any),

shall not be brought into account as an asset unless the company to or in which such advance or investment is made is a guarantor company and covenants with the Trustee to limit itself to the same limitation of liabilities as applies by virtue of this Trust Deed to the Issuer.


3.        FORM OF NOTES AND COUPONS

(A) The Notes of each Series will initially be represented by a Temporary Global Note or a Permanent Global Note relating to such Series. Interests in the Temporary Global Note relating to such Series will be exchangeable for Definitive Notes or interests in the Global Note relating to such Series as set out in the Temporary Global Note relating to such Series. Interests in the Permanent Global Note relating to such Series will be exchangeable for Definitive Notes relating to such Series as set out in the Permanent Global Note relating to such Series.

(B) The Definitive Notes of each Series and the Coupons will be security printed in accordance with applicable legal and stock exchange requirements substantially in the form set out in Schedule 1. The Notes will be endorsed with the Conditions.

(C) Each Temporary Global Note and Permanent Global Note shall be affixed with the Common Seal of the Issuer and signed manually by two Directors or a Director and the Secretary of the Issuer and shall be authenticated by or on behalf of the Issuing and Paying Agent. Each Definitive Note and Coupon shall be signed manually or in facsimile by a duly authorised officer of the Issuer and shall be authenticated by or on behalf of the Issuing and Paying Agent. The Issuer may use the facsimile signature of any person who shall have been a Director, the Secretary or a duly authorised officer (as the case may be) of the Issuer at the date hereof notwithstanding the fact that any such person shall have ceased to hold such office or, as the case may be, be so authorised at the date of delivery of any Note or Coupon and Notes and Coupons so delivered incorporating such signature shall (provided that they have been duly authenticated) be valid and binding obligations of the Issuer.


4.        STAMP DUTIES AND TAXES

          The Issuer will pay all stamp duties and goods and services, value added or other similar duties or taxes (if any) payable in Singapore on the issue of the Notes and the Coupons, the initial delivery of the Global Notes and the execution of the Issue Documents. If the Notes shall become due and payable, the Trustee (or any Noteholder or Couponholder, where permitted under this Trust Deed so to do) shall take any proceedings to enforce the obligations of the Issuer under the Issue Documents or under the Notes or the Coupons or any of them and for the purposes of such proceedings, any of the Issue Documents or any Notes or Coupons are taken into any jurisdiction and any stamp duties or goods and services, value added or other similar duties or taxes become payable thereon or in respect thereof in any such jurisdiction, the Issuer will pay (or reimburse the person making a valid payment of) such stamp duties or goods and services, value added or other duties or taxes (including penalties or interest, if any).


5.        COVENANT TO OBSERVE PROVISIONS OF NOTES AND TRUST DEED

          The Issuer hereby covenants with the Trustee that it will comply with those provisions of this Trust Deed which are expressed to be binding on it and that it will perform and observe the same and comply with and procure compliance with (a) the terms of each of the Notes in accordance with the Conditions and
(b) the terms of the Issue Documents. The Notes and Coupons shall be held subject to and with the benefit of the provisions contained in this Trust Deed, all of which shall be binding upon the Issuer, the Noteholders and the Couponholders and all persons claiming through or under them respectively. The Trustee shall itself be entitled to enforce the obligations of the Issuer under the Notes and Conditions as if the same were set out and contained in this Trust Deed which shall be read and construed as one document with the Notes.


6.        ISSUE OF SHARES

          The Issuer reserves the right to issue shares or rights to subscribe for shares to its shareholders or otherwise, either for cash or as a bonus distribution, and none of the Noteholders shall have any right to participate in such issue unless otherwise resolved by the Issuer in general meeting.


7.        SUBSIDIARY AS GUARANTOR

          The Issuer expressly covenants with the Trustee that the Issuer will, at the request in writing of the Trustee in relation to Notes which are listed on the SGX-ST but subject to any governmental or statutory restrictions, regulations, restraints or other control, cause any wholly-owned subsidiary (formed or acquired before or after the date of this Trust Deed) to become a guarantor for the Issuer guaranteeing the due and punctual payment by the Issuer (whether at maturity, redemption or otherwise) of the principal, interest and other moneys from time to time payable under or in respect of the Notes or this Trust Deed.


8.        POWER TO INSTITUTE PROCEEDINGS

(A) (a) At any time after the Notes shall have become due and repayable, the Trustee may, without further notice to the Issuer or the Noteholders or Couponholders, institute such proceedings against the Issuer as it may think fit to enforce repayment of the Notes and payment of accrued interest.

     (b) At any time after an Event of Default has occurred or after the Notes shall have become due and repayable, the Trustee may, without further notice to the Issuer or the Noteholders or Couponholders, institute such proceedings against the Issuer as it may think fit to enforce the provisions of the Issue Documents (other than those provisions relating to the repayment of the Notes and payment of accrued interest).

(B) The Trustee shall not be bound to take any steps (including, without limitation, giving notice that the Notes are due and repayable in accordance with Condition 9) to enforce the performance by the Issuer of any of the provisions of the Issue Documents or of the Notes or the Coupons unless (a) it shall have been so requested in writing by the holders of not less than 30 per cent. in principal amount of the Notes outstanding or so directed by an Extraordinary Resolution and (b) it shall have been indemnified to its satisfaction by the Noteholders against all actions, proceedings, claims, demands and liabilities to which it may thereby become liable and all costs, charges, damages and expenses which may be incurred by it in connection therewith.

(C) Only the Trustee may pursue the remedies available under the general law or under the Issue Documents, the Notes or the Coupons to enforce the rights of the Noteholders or Couponholders or the provisions of the Issue Documents, the Notes or the Coupons. No Noteholder or Couponholder shall be entitled to proceed directly against the Issuer to enforce the performance of any of the provisions of the Issue Documents, the Notes or the Coupons unless the Trustee, having become bound as aforesaid to take proceedings, fails or neglects to do so within a reasonable period and such failure or neglect is continuing.


9.        PROOF OF DEFAULT

          Should the Trustee (or any Noteholder or Couponholder, where entitled under this Trust Deed to do so) take legal proceedings against the Issuer to enforce any obligation under this Trust Deed or under the Notes or the Coupons:-

          (a) proof therein that as regards any specified Note default has been made in paying any principal due to the relative Noteholder shall (unless the contrary be proved) be sufficient evidence that like default has been made as regards all other Notes which are then due and repayable; and

          (b) proof therein that as regards any specified Coupon default has been made in paying any interest due to the relative Couponholder shall (unless the contrary be proved) be sufficient evidence that like default has been made as regards all other Coupons which are then due and payable.

Except as herein otherwise expressly provided, the Trustee shall be and is hereby authorised to assume without enquiry, and it is hereby declared to be the intention of the Trustee that it shall assume without enquiry, in the absence of actual knowledge or express notice to the contrary, that the Issuer is duly performing and observing all the covenants and provisions contained in this Trust Deed and on its part to be performed and observed and that no Event of Default and Potential Event of Default shall have occurred.


10.       APPLICATION OF MONEYS RECEIVED BY TRUSTEE

(A) The Trustee shall hold the moneys arising from any exercise of the powers contained in this Trust Deed and the Trustee shall hold all moneys received by it under this Trust Deed after the Notes shall have become due and payable upon trust (subject to sub-Clause (B) below) to apply the same:-

          (a) first, in paying or providing for the payment or satisfaction of all costs, charges, expenses (including legal expenses), losses and liabilities properly incurred in or about the exercise of such powers or otherwise in relation to this Trust Deed and payments made by the Trustee under any of the provisions contained in this Trust Deed and of all remuneration payable to the Trustee under this Trust Deed with interest thereon as hereinafter provided;

          (b) secondly, in or towards payment pari passu and rateably of all arrears of interest remaining unpaid on the Notes;

          (c) thirdly, in or towards payment pari passu and rateably of all principal moneys due in respect of the Notes; and

          (d) fourthly, in payment of the balance (if any) to the Issuer (without prejudice to any questions as to how such moneys should be dealt with as between the Issuer and any other person or persons for the time being entitled thereto in priority to the Issuer).

Without prejudice to the provisions of this Clause, if the Trustee shall hold any moneys which represent principal or interest in respect of Notes or Coupons which have become void under Condition 8, the Trustee shall (subject to paying or providing for the payment or satisfaction of the said costs, charges, expenses and liabilities of, and payments by, the Trustee referred to above and the payment of the remuneration of the Trustee (together with interest thereon referred to above)) pay the same forthwith to the Issuer (without prejudice to any questions as to how such surplus should be dealt with as between the Issuer and any other person or persons for the time being entitled thereto in priority to the Issuer).

(B) If the amount of the moneys at any time available for the payment of principal and interest in respect of the Notes shall be less than ten per cent. in principal amount of the Notes then due and repayable, the Trustee may, at its discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, at the like discretion, to vary such investments; and such investments with the resulting income therefrom may be accumulated until the accumulations, together with any other funds for the time being under the control of the Trustee and available for such payment, shall amount to at least ten per cent. of the principal amount of the Notes then outstanding and then such accumulations and funds (after deduction of any taxes applicable thereto) shall be applied as specified in sub-Clause (A) above.


11.       PAYMENT

(A) Any payment to be made in respect of the Notes or the Coupons by the Issuer or the Trustee may be made as provided in the Conditions and any payment so made shall be a good discharge pro tanto to the Issuer or the Trustee, as the case may be.

(B) Upon any payment under any of the provisions of Clause 10 which is made in the manner provided in sub-Clause (A) above, the Note or Coupon in respect of which such payment is made shall, if the Trustee so requires, be produced to the person by or through whom such payment is made and the Issuer shall cause such person to enface a memorandum of the amount and date of payment on such Note or Coupon or, in the case of payment in full, shall cause to be surrendered to the Issuer such Note or Coupon or (if the Issuer agrees) shall cancel the same or procure the same to be cancelled and shall certify or procure the certification of such cancellation.


12.       DEPOSIT OF UNCLAIMED REDEMPTION MONEYS

          In the event of a holder of any Notes which the Issuer is ready to pay off or satisfy failing to claim or accept the redemption moneys due to him and failing to surrender such Notes to the Issuer, within 30 days after the due date for redemption of such Notes, the Issuer shall at the request of the Trustee or shall otherwise be at liberty to deposit or procure the deposit with a bank in an interest bearing account in the name of the Trustee or pay to the Trustee an amount equal to the amount due to such Noteholder and upon such deposit or payment being made the Notes which the Issuer is ready to pay off or satisfy shall be deemed to have been paid off or satisfied in accordance with the provisions hereof. After provision for payment of or satisfaction of such Notes is made by such deposit or payment of the funds required for the purpose, the Trustee shall not be responsible for the safe custody of such moneys or for interest thereon except such interest (if any) as the said moneys may earn whilst on deposit less any costs, charges or expenses incurred or levied by the Trustee in relation thereto.

13.       FORFEITURE OF UNCLAIMED REDEMPTION MONEYS

          Any moneys deposited with or paid to the Trustee for the payment of the principal of or interest on any Notes or Coupon and remaining unclaimed for five years after the appropriate Relevant Date for payment shall (subject to paying or providing for the payment or satisfaction of the costs, charges, expenses and liabilities of, and payments by, the Trustee referred to in Clause 10(A) and the payment of the remuneration of the Trustee), on written notice being given to the Trustee by the Issuer, be repaid by the Trustee to the Issuer (without prejudice to any questions as to how such surplus should be dealt with as between the Issuer and any other person or persons for the time being entitled thereto in priority to the Issuer), and all liability of the Trustee and the Issuer under the Notes and the Coupons with respect to such moneys shall thereupon cease, provided that the Trustee before being required to make any such repayment to the Issuer may, at the expense of the Issuer, cause to be published prior to the date of such repayment at least twice and at intervals of not less than 21 days in a leading English language newspaper in Singapore a notice that such moneys remain unclaimed and that after the date stated therein (not being less than 21 days after the date of the second such notice) any unclaimed balance of the said moneys then remaining including any accrued interest thereon, after deduction of all relevant expenses, shall be returned to the Issuer.


14.       REPRESENTATIONS AND WARRANTIES

          The Issuer represents and warrants to and for the benefit of the Trustee as follows:-

          (a) it is a company duly incorporated and is validly existing under the laws of Singapore with corporate power and authority to conduct its business in each jurisdiction where it carries on business and to own its assets;

          (b) it has the corporate power to enter into, exercise its rights and perform and comply with its obligations under each of the Issue Documents and the Notes;

          (c) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (i) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under each of the Issue Documents and the Notes, (ii) to ensure that those obligations are valid, legally binding and enforceable except that (1) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights and (2) the availability of equitable remedies may be affected by equitable principles generally, (iii) to ensure that those obligations rank and will at all times rank in accordance with Clause 2(B) and (iv) to make the Issue Documents and the Notes admissible in evidence in the courts of Singapore have been taken, fulfilled and done;

          (d) its entry into, exercise of its rights and/or performance of or compliance with its obligations under each of the Issue Documents and the Notes do not and will not violate, or exceed any borrowing or other power or restriction granted or imposed by, (i) any law to which it is subject or (ii) any provision of its Memorandum and Articles of Association;

          (e) its obligations under each of the Issue Documents and the Notes are valid, binding and enforceable in accordance with their respective terms except that (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights and (ii) the availability of equitable remedies may be affected by equitable principles generally;

          (f) no information, exhibit or report furnished in writing by it to the Trustee in connection with the negotiation of this Trust Deed contained any misstatement of fact as at the date of such exhibit or report or as at the date when such information was given which was material in the context of this Trust Deed or the Notes or omitted to state a fact as at such date which in any such case would be materially adverse to the interests of the Trustee or the Noteholders under this Trust Deed or the Notes; and

          (g) each of the above representations and warranties will be correct and complied with in all respects on the date of this Trust Deed and on each Issue Date as if repeated then by reference to the then existing circumstances.


15.       GENERAL COVENANTS

          So long as any of the Notes remains outstanding, the Issuer hereby covenants with the Trustee that it will:-

          (a) at all times carry on and conduct its affairs and procure each of its Principal Subsidiaries to carry on and conduct their affairs in a proper and efficient manner;

          (b)  at all times keep proper books of account;

          (c) procure that no Event of Default applicable to it shall occur and give notice in writing to the Trustee promptly upon becoming aware of the occurrence of any Event of Default or Potential Event of Default and without waiting for the Trustee to take any action in respect thereof;

          (d) at all times give to the Trustee such information regarding itself, its subsidiaries and the Notes as it shall reasonably require for the purpose of the discharge of the duties, powers, trusts, authorities and discretions vested in it by this Trust Deed or by operation of law and in particular, but without prejudice to the generality of the foregoing, will, subject to any written law for the time being in force, to the same extent as if the Trustee or any approved company auditor appointed by the Trustee were a director of the Issuer:-

               (i) (in the event that the Trustee has reasonable grounds to believe that an Event of Default has occurred or is likely to occur or a Potential Event of Default has occurred) make available for its or his inspection the whole of the accounting and other records of the Issuer and its subsidiaries; and

               (ii) (in the event that the Trustee has reasonable grounds to believe that an Event of Default has occurred or is likely to occur or a Potential Event of Default has occurred) give to it or him such information as it or he requires with respect to all matters relating to the accounting and other records of the Issuer and its subsidiaries, provided that so long as no Event of Default has occurred, this undertaking shall not apply to confidential information;

          (e) send to the Trustee (i) as soon as available and in any event within 150 days after the end of each of its financial years (beginning with the current one), a copy of its annual report and audited accounts (both consolidated and unconsolidated) as at the end of and for that financial year and (ii) as soon as available and in any event within 90 days after the end of the first six months of each of its financial years (beginning with the current one), a copy of its unaudited accounts (both consolidated and unconsolidated) as at the end of and for that six month period;

          (f) make available for inspection by Noteholders at its registered office copies of each annual balance sheet and profit and loss statement sent to the Trustee pursuant to paragraph (e) above as soon as practicable after the date of issue thereof;

          (g) send to (i) the Trustee prior to the date of publication, a copy of each notice to the Noteholders to be published in accordance with Condition 15 and (ii) the Stock Exchange prior to the date of publication, three copies of each notice to the Noteholders to be published in accordance with Condition 15;

          (h) at the same time as sent to its shareholders, deliver to the Trustee copies of any circular, document or other written information sent to its shareholders as such;

          (i) at all times execute and do all such further documents, acts and things as are necessary at any time or times in the reasonable opinion of the Trustee to give effect to the terms and conditions of the Issue Documents;

          (j) in the event of the unconditional payment to the Issuing and Paying Agent or the Trustee of any sum due in respect of the Notes or any of them or any of the Coupons relative thereto being made after the due date for payment in respect thereof, forthwith cause notice to be given to the Noteholders in accordance with Condition 15 that such payment has been made;

          (k) if the Notes are so listed, use all reasonable endeavours (i) to maintain the listing of the Notes on the Stock Exchange or, if the Issuer is unable to do so having used all reasonable endeavours or if the maintenance of such listing is agreed by the Trustee to be unduly onerous or if the Trustee is satisfied that the respective interests of the Noteholders would not be materially prejudiced, use all reasonable endeavours to obtain and maintain the quotation for, or listing of, the Notes on such other stock exchange or exchanges as it may (with the approval of the Trustee (such approval not to be unreasonably withheld)) decide and (ii) to procure that there will at all times be furnished to any stock exchange on which the Notes are for the time being listed or quoted on its application such information, documents, instruments and undertaking and do all things that may be necessary on its part as such stock exchange may require in accordance with its normal requirements or in accordance with any arrangements for the time being made with any such stock exchange;

          (l) comply in all material respects with its obligations under the Agency Agreement and the Depository Agreement and, without prejudice to the generality of the foregoing, at all times maintain an Issuing and Paying Agent with a specified office in Singapore and (in the case of Floating Rate Notes and Variable Rate Notes), an Agent Bank with a specified office in Singapore and three Reference Banks;

          (m) use reasonable endeavours to ensure that the Issuing and Paying Agent complies with its obligations under the Agency Agreement and the Agent Bank complies with its obligations under the Agency Agreement, not make any modification or amendment to the Agency Agreement or (unless the same is required by the Depository) the Depository Agreement without the prior written consent of the Trustee (such consent not to be unreasonably withheld) and use reasonable endeavours to make such amendments to the Agency Agreement or the Depository Agreement as may reasonably be required by the Trustee (subject to the agreement of the Issuing and Paying Agent, the Agent Bank or, as the case may be, the Depository);

          (n) in the event that the Agent Bank shall not perform its obligations under Condition 4 to notify the Issuer of the Rate of Interest in respect of any Interest Period, forthwith notify the Trustee of such fact;

          (o) give not less than 30 days' notice to the Noteholders of the proposed appointment or removal of any Agent and, if the Trustee considers it necessary, of any change in the name or specified office of such Agent (subject to the Issuer having received notice of such change in accordance with the provisions of the Agency Agreement) but so that no such notice of termination or appointment of any Agent with a specified office in Singapore shall take effect until a new Agent with a specified office in Singapore approved by the Trustee has been appointed on terms approved by the Trustee in accordance with the Agency Agreement;

          (p) use reasonable endeavours to procure that the Issuing and Paying Agent shall notify the Trustee forthwith in the event that it does not on the due date for repayment of the Notes or any of them or the due date for payment of any of the Coupons relative thereto, receive unconditionally the full amount in the currency in which the Notes are denominated of the moneys payable on such due date on all such Notes or Coupons, as the case may be;

          (q) not do or permit any act or omission whereby it would without the prior consent of the Trustee cease to be domiciled or to be resident (for the purposes of taxation jurisdiction) in Singapore;

          (r) within one month after 31st March, 30th June, 30th September and 31st December in each year (commencing with 31st March, 2002) prepare and lodge with the Trustee and the Stock Exchange a report signed by two Directors of the Issuer relating to the quarterly period prior to the relevant date, which report shall state:-

               (i) whether or not the limitations on the amount that the Issuer may borrow as herein provided have been exceeded;

               (ii) whether or not the Issuer and the guarantor companies (if any) have observed and performed all the covenants and obligations binding on them by or pursuant to this Trust Deed;

               (iii) whether or not any Event of Default has occurred and, if so, whether it is continuing and particulars thereof;

               (iv) whether or not any material trading or capital loss has been sustained by the Group or any guarantor company (if any);

               (v) whether or not any circumstances materially affecting the Group or any guarantor company (if any) have occurred which adversely affect the Notes and, if so, particulars of those circumstances;

               (vi) whether any contingent liabilities have been incurred by the Issuer or any guarantor company (if any) and, if so, the amount thereof and whether or not any contingent liability has matured or is likely to mature within the succeeding 12 months which will materially affect the Issuer or any guarantor company (if any) in its ability to repay the Notes;

               (vii) whether or not there has been any change in any accounting method or methods of valuation of assets or liabilities of the Issuer;

               (viii) whether or not any circumstances have arisen which render adherence to the existing method of valuation of assets or liabilities of the Issuer misleading or inappropriate; and

               (ix) whether or not any substantial change has taken place in the nature of the business of the Issuer or any guarantor company (if any) since the date of this Trust Deed and, if so, particulars of that change;

          (s) (without prejudice to paragraph (e) above), send to the Trustee and to the Stock Exchange within three months of the expiration of the first six months of each of its financial years a copy of its unaudited consolidated balance sheet and profit and loss account as at the end of and for the relevant six month period;

          (t) as soon as practicable but not later than 15 days after request by the Trustee, deliver a certificate signed by one of its duly authorised officers to the effect that, to the best of its knowledge, information and belief:-

               (i) there did not exist, as at a date not more than five days prior to the date of the certificate, any Event of Default or, if such an Event of Default did then exist, specifying the same; and

               (ii) as at a date not more than five days prior to the date of such certificate, it has complied with its obligations contained in this Trust Deed or, if such is not the case, specifying the circumstances of such non-compliance;

          (u) send to the Trustee as soon as practicable and in any event within seven days after being so requested by the Trustee in writing, a certificate of the Issuer signed by any duly authorised officer setting out the total principal amount of Notes which, at the date of such certificate, were held by or on behalf of the Issuer or its subsidiaries;

          (v) ensure that any Director shall immediately notify the Trustee in the event that the Issuer or its Directors shall become aware that the Issuer is unable to fulfil or comply with any of the provisions of this Trust Deed;

          (w) not pay any dividend, whether in cash or in specie, reduce its capital or make any other distribution to its shareholders while any interest on any of the Notes is overdue and unpaid or while any of the Notes which has become payable has not been paid off as a consequence of default by the Issuer;

          (x) subject to any order to the contrary that may be issued by the Registrar of Companies, comply in all respects with the requirements of Section 200 of the Companies Act, Chapter 50 of Singapore;

          (y) if the Issuer shall become obliged to redeem the Notes prior to their stated maturity date in accordance with Condition 9, not less than 10 days nor more than 30 days prior to the date of publication of the notice of redemption required to be given to the Noteholders in accordance with the Conditions give notice of such intention to the Issuing and Paying Agent and the Trustee, stating the date on which the Notes are to be redeemed;

          (z) obtain or cause to be obtained, maintain in full force and effect and comply in all respects with any conditions or restrictions imposed in connection with every consent, authorisation, approval or other orders of all regulatory or relevant authorities and do, or cause to be done, all other acts and things, which may from time to time be necessary under applicable law for the continued due performance of its obligations under the Notes, the Coupons or the Issue Documents;

          (aa) file or procure the filing of a "Return on Debt Securities" in the form prescribed under the 1999 Monetary Authority of Singapore ("MAS") Guidelines to both the Monetary Authority of Singapore and the Inland Revenue Authority of Singapore within ten business days from the relevant date of issue of the Notes of each Series and any other related documents required by the relevant authorities to be timeously filed;

          (bb) ensure that its payment obligations under this Trust Deed rank and will at all times rank equally and rateably in all respects with all its other unsecured indebtedness except for such indebtedness as would, by virtue only of the law in force in Singapore, be preferred in the event of a winding up;

          (cc) not, and will ensure that none of its Principal Subsidiaries will, create or have outstanding any mortgage, charge, pledge or other security interest over the whole or any part of its undertakings, assets, property or revenues, present or future, where such mortgage, charge, pledge or other security interest is given, or is intended to be given, to secure the indebtedness of, or guaranteed by, the Issuer or any of its Principal Subsidiaries unless such mortgage, charge, pledge or other security interest is forthwith extended equally and rateably to the indebtedness of the Issuer in respect of the Notes, except for:-

               (i) liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of its business in respect of indebtedness which either (1) has been due for less than 14 days or (2) is being contested in good faith and by appropriate means; and

               (ii) any security created or to be created with the prior consent of the Trustee;

          (dd) not, and will ensure that none of its Principal Subsidiaries will, (whether by a single transaction or a number of related or unrelated transactions and whether at one time or over a period of time) sell, transfer, lease out, lend or otherwise dispose of (whether outright, by a sale-and-repurchase or sale-and-leaseback arrangement, or otherwise) all or substantially all of its assets nor of any part of its assets which, either alone or when aggregated with all other disposals required to be taken into account under this paragraph (dd), is substantial in relation to its assets, or those of itself and its Principal Subsidiaries, taken as a whole or the disposal of which (either alone or when so aggregated) could have a material adverse effect on it. The following disposals shall not be taken into account under this paragraph (dd):-

               (i)    disposals in the ordinary course of business;

               (ii) disposals on normal commercial terms of obsolete assets or assets no longer required for the purpose of the Issuer's or, as the case may be, such Principal Subsidiary's business;

               (iii)  the exchange of assets of a similar nature and value;

               (iv) any sale-and-leaseback of assets of an aggregate amount at any one time not exceeding 35 per cent. of the total assets of the Issuer or, as the case may be, such Principal Subsidiary (as determined by the Trustee by reference to the latest audited financial statements of the Issuer or, as the case may be, such Principal Subsidiary);

               (v) any sale or lease of assets by the Issuer or, as the case may be, such Principal Subsidiary to a special purpose vehicle, being a transaction having the principal commercial or economic effect of an "off-balance sheet" financing scheme, with a leaseback of the assets to the Issuer or, as the case may be, such Principal Subsidiary and an option on the part of the Issuer or, as the case may be, such Principal Subsidiary to repurchase the assets; and

               (vi) any disposal which the Trustee shall have agreed shall not be taken into account;

          (ee) ensure that there is no material change in the nature of its business, or the business of itself and its subsidiaries taken as a whole (whether by a single transaction or a number of related or unrelated transactions, whether at one time or over a period of time and whether by disposal, acquisition or otherwise);

          (ff) insure and keep adequately insured, and procure that each of its Principal Subsidiaries shall insure and keep adequately insured with reputable insurers, all its and their, as the case may be, real property which are of an insurable nature against fire and other risks normally insured against by the Issuer and its Principal Subsidiaries in respect of such real property, and pay or procure to be duly paid all premiums or other sums payable in respect of such insurance. The Trustee shall be at liberty (but shall not be obliged) from time to time to accept as sufficient evidence of the fact a certificate under the hand of one of its duly authorised officers to the effect that such property and assets as ought to be insured in accordance with the provisions of this paragraph (ff) were, at the date of such certificate, duly insured to such value as aforesaid and that all premiums have been paid to the date of such certificate;

          (gg) not, unless requested by law, undertake any re-organisation, amalgamation, reconstruction, merger or consolidation with any other company or person or any other schemes of compromise or arrangement affecting its present constitution except where such event does not or is not likely to affect its ability to perform any of its payment or other material obligations under the Notes or this Trust Deed;

          (hh) not, without the prior consent in writing of the Trustee, alter any provision in its Memorandum and Articles of Association relating to its borrowing powers and principal business activities;

          (ii) file or cause to be filed all tax returns required to be filed with the relevant authorities in Singapore and pay or cause to be paid all taxes shown to be due and payable on such returns or any assessments made against it (other than those being contested in good faith and on reasonable grounds and where such payment may be lawfully withheld and in any event by such time as is necessary to prevent enforcement action against it);

          (jj) give to the Trustee, within 14 days of a request by the Trustee, a certificate by the Auditors listing those subsidiaries (if any) of the Issuer that as at the date of such request were Principal Subsidiaries;

          (kk) keep and maintain its assets in good working order and condition subject to normal wear and tear and casualty loss;

          (ll) promptly on demand reimburse the Trustee for any reasonable costs incurred in appointing and retaining reputable professional consultants as and when the Trustee believes any such appointment to be necessary;

          (mm) ensure that the Programme Limit is not exceeded at any time; and

          (nn) from time to time as requested or contemplated by this Trust Deed or as reasonably requested by the Trustee, make available through the

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
               Issuing and Paying Agent or otherwise such documents as may be required by the Noteholders in connection with the meetings of Noteholders.


16.       REMUNERATION OF TRUSTEE

(A) The Issuer shall (subject as provided below) until the trusts hereof shall be finally wound up pay to the Trustee remuneration for its ordinary services as Trustee such sum at such times and in such manner as is separately agreed between the Issuer and the Trustee or such other sum as may from time to time be agreed between the Issuer and the Trustee. All such remuneration shall accrue from day to day from the date of this Trust Deed and shall be payable in priority to payments to the Noteholders and Couponholders. The Trustee shall not be entitled to remuneration (except for such remuneration as may be agreed between the Issuer and the Trustee) in respect of any period after the date on which, all the unredeemed Notes having become due for redemption, the redemption moneys in respect thereof (together with interest thereon to the date of redemption) have been paid to the Issuing and Paying Agent unless and until upon due presentation of any Note payment of the moneys due in respect thereof is improperly withheld or refused, in which event remuneration will commence again to accrue from the date of such presentation.

(B) At any time after the occurrence of an Event of Default or in the event of the Trustee considering it expedient or necessary or being required to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, the Issuer shall pay the Trustee such additional remuneration as may be agreed between them. In the event of the Trustee and the Issuer failing to agree upon whether such duties are of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, or failing to agree upon such additional remuneration, such matters shall be determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated by the President for the time being of The Law Society of Singapore and the decision of any such merchant bank or the President for the time being of The Law Society of Singapore shall be final and binding on the Issuer and the Trustee. The fees and expenses payable in respect of such determination shall be borne by the Issuer.

(C) In addition to remuneration under this Trust Deed, the Issuer shall, on written request by the Trustee, pay all reasonable costs, charges, expenses (including legal expenses) and liabilities which the Trustee may incur in relation to the preparation and execution of the Issue Documents and the exercise of the powers or the execution of the trusts vested in it by or pursuant to the Issue Documents.

(D) All payments of fees under this Trust Deed will be made without deduction or withholding for or on account of any taxes, duties or other levies (including but not limited to any taxes, duties or levies on the supply of goods and services). If the Issuer is required by law to deduct or withhold any such taxes, duties or levies, the Issuer shall pay such additional amounts as shall be necessary in order that the net amounts received by the Trustee after such deduction or withholding shall equal the amounts which would have been receivable by the Trustee had no such deduction or withholding been required to be made.

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
(E) Without prejudice to sub-Clause (D) above, where any law or regulation or official directive of a competent authority relating to any tax, duty or levy on the supply of goods and services in Singapore arising from or in connection with the enactment of the Goods and Services Tax Act, Chapter 117A of Singapore shall subject the Trustee to any tax, duty or levy in respect of the fees receivable by the Trustee, the Trustee shall inform the Issuer of such event and the Issuer shall, within 21 days of any notice from the Trustee issued from time to time to the Issuer pay to the Trustee such amounts as would compensate the Trustee for any such tax, duty or levy paid by it. The certificate of the Trustee as to the amount of payment to be made by the Issuer and the basis and calculation thereof shall (save for manifest error) be binding on the Issuer.

(F) Unless otherwise specifically stated in any discharge pursuant to this Trust Deed, the provisions of this Clause shall continue in full force and effect notwithstanding such discharge.

(G) The Trustee shall be entitled in its absolute discretion to determine in respect of which Series of Notes any costs, charges, expenses or liabilities incurred under this Trust Deed have been incurred or to allocate any such costs, charges, expenses or liabilities as between the Notes of any Series.


17.       ISSUING AND PAYING AGENT

          The Issuer shall ensure that the power to appoint and to terminate the appointment of the Issuing and Paying Agent shall at all times be vested in the Issuer. The Issuer may terminate the appointment of the Issuing and Paying Agent by giving at least 60 days' written notice of termination to the Trustee and the Issuing and Paying Agent, provided that (a) such notice shall not expire less than 30 days before or after any due date for payment of any Notes or Coupons,
(b) no such notice shall take effect until a new Issuing and Paying Agent has been appointed and (c) the Issuer shall comply with the provisions of paragraph
(l) of Clause 15. Notice shall be given to the Noteholders in accordance with Condition 15 within 30 days after any appointment of an Issuing and Paying Agent or no later than the date on which the termination of the appointment of the Issuing and Paying Agent takes effect.


18.       CANCELLATION OF NOTES AND COUPONS; RECORD OF CANCELLATION

(A) All Notes redeemed by the Issuer or purchased and elected to be cancelled by the Issuer or any of its subsidiaries or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 12, together in each case with all unmatured Coupons attached thereto or surrendered therewith, and all Coupons paid or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 12 shall be cancelled forthwith by or on behalf of the Issuer. The Issuer shall procure that a certificate stating (a) the aggregate amount paid in respect of Notes that have been redeemed and cancelled and the aggregate amount paid in respect of any related Coupons that have been paid and cancelled or in respect of interest paid on a Global Note (other than Notes purchased by the Issuer or any of its subsidiaries and surrendered for cancellation and/or Coupons attached thereto and surrendered therewith), (b) the certificate numbers of such Notes, (c) the total number and maturity dates of such Coupons, (d) the certificate numbers of those Notes which have been purchased and cancelled as aforesaid and (e) the total number and maturity date of unmatured Coupons not surrendered with Definitive Notes redeemed or purchased and cancelled shall be given to the Trustee by the Issuing and Paying Agent (if the Issuing and Paying Agent is not also the Trustee) as soon as reasonably possible and in any event within one month after the end of each calendar quarter during which such redemption, purchase, replacement or payment (as the case may be) and cancellation takes place. Such certificate may be accepted by the Trustee as conclusive evidence of repayment or discharge pro tanto of the Notes and/or of payment of interest thereon, as the case may be.

(B) The Issuer shall procure that there shall be kept a full and complete record of all Notes and Coupons (other than serial numbers of Coupons except as regards unmatured Coupons not attached to or surrendered with Notes presented for redemption or cancellation), their redemption, purchase, payment, exchange, cancellation and destruction and of all replacement Notes or Coupons issued in substitution for lost, stolen, mutilated, defaced or destroyed Notes or Coupons, and the Issuer shall further procure that such record shall be made available to the Trustee at all reasonable times.


19.       NOTEHOLDERS TO BE TREATED AS HOLDING ALL COUPONS

(A) Wherever in this Trust Deed, the Trustee is required or entitled to exercise a trust, duty, right, power, authority or discretion by reference to the interests of the Noteholders, the Trustee shall assume, notwithstanding any express notice to the contrary, that each Noteholder is the holder of all Coupons appertaining to each Note of which it is the holder.

(B) Neither the Issuer nor the Trustee shall be required to give any notice to the Couponholders for any purpose under this Trust Deed and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders in accordance with Condition 15.

(C) Except as ordered by a court of competent jurisdiction or as required by law, the Issuer, the Issuing and Paying Agent and the Trustee may deem and treat the bearer of any Notes and the bearer of any Coupon as the absolute owner of such Notes or Coupon, as the case may be, (whether or not such Notes or Coupon shall be overdue and notwithstanding any notice of ownership or writing thereon or notice of any previous loss or theft thereof) for the purpose of receiving payment thereof or on account thereof and for all other purposes and the Issuer, the Issuing and Paying Agent and the Trustee shall not be affected by notice to the contrary. All payments made to any such bearer shall be valid and, to the extent of the sums paid, effective to satisfy and discharge the liability for the moneys payable upon such Notes and Coupons.


20.       PROVISIONS SUPPLEMENTAL TO THE TRUSTEES ACT,
          CHAPTER 337 OF SINGAPORE

          By way of supplement to the Trustees Act, Chapter 337 of Singapore, it is expressly declared as follows:-

          (a) The Trustee may in relation to any of the Issue Documents act on the opinion, advice or certificate of, or any information obtained from, any lawyer, valuer, banker, securities company, broker, accountant, surveyor, auctioneer or other expert in Singapore or elsewhere whether obtained by the Trustee, the Issuer, any subsidiary or the Issuing and Paying Agent or otherwise, and shall not be responsible for any loss occasioned by so acting. Any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, cable or facsimile transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be conveyed by such means even though it shall contain some error or shall not be authentic.

          (b) The Trustee shall not be bound to give notice to any person of the execution of any of the Issue Documents.

          (c) The Trustee shall not be bound to make any enquiry or to take any steps to ascertain whether any Event of Default or Potential Event of Default has occurred and, until it shall have actual knowledge or shall have express notice to the contrary, the Trustee shall be entitled to assume without enquiry (it being the intention that it should assume without enquiry) that no such event has happened and that the Issuer is performing all its obligations under the Issue Documents and under the Notes and Coupons.

          (d) The Trustee shall not be responsible for having acted upon any resolution purporting to have been passed at any meeting of the Noteholders in respect whereof minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of such meeting or the passing of such resolution or that for any reason such resolution was not valid or binding upon the Noteholders or Couponholders.

          (e) The Trustee may call for and shall be at liberty to accept a certificate signed by any officer of the Issuer as to any fact or matter on which the Trustee may need or wish to be satisfied as sufficient evidence thereof and a like certificate that any properties or assets in the opinion of the person so certifying have a particular value or produce a particular income or are suitable for such company's purposes as sufficient evidence that they have that value or produce that income or are so suitable and a like certificate to the effect that any particular dealing, transaction, step or thing is in the opinion of the person so certifying expedient as sufficient evidence that it is expedient and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by its failing to do so or by its acting on any such certificate.

          (f) In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry that no Notes are for the time being held by or on behalf of the Issuer or its subsidiaries.

          (g) The Trustee may hold or deposit the Issue Documents and any deed or documents relating to the Issue Documents or to the Notes in any safe deposit, safe or other receptacle selected by the Trustee, in any part of the world, or with any bank or banking company, or with any lawyer or firm of lawyers, of good repute, in any part of the world, and the Trustee shall not be responsible for or required to insure against any loss incurred in connection with any such holding or deposit and may pay all sums to be paid on account of or in respect of any such deposit.

          (h) The Trustee shall, as regards all the powers, trusts, rights, duties, authorities and discretions vested in it by the Issue Documents or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and shall be in no way responsible for any loss, costs, damages, expenses or inconvenience which may result from the exercise or non-exercise thereof.

          (i) The Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money) and, provided the Trustee shall have exercised reasonable care in the selection of such agent, the Trustee shall not in any way be responsible for any misconduct or default on the part of any such person appointed by it under any of the Issue Documents or be bound to supervise the proceedings or acts of any such person.

          (j) Any Trustee of this Trust Deed being a lawyer, accountant, banker, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or any partner of his or by his firm on matters arising in connection with the trusts hereof and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection herewith, including matters which might or should have been attended to in person by a trustee not being a lawyer, accountant, banker, broker or other professional person.

          (k) The Trustee shall not be liable to the Issuer or any Noteholder or Couponholder by reason of having accepted as valid or not having rejected any Note or Coupon purporting to be such and subsequently found to be forged or not authentic.

          (l) Any consent given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit.

          (m) The Trustee shall not (unless ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder or Couponholder any confidential, financial, price sensitive or other information made available to the Trustee by the Issuer or its subsidiaries in connection with any of the Issue Documents and no Noteholder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

          (n) The Trustee as between itself and the Noteholders and/or the Couponholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of any of the Issue Documents and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Noteholders and the Couponholders.

          (o) Where it is necessary or desirable for any purpose in connection herewith to convert any sum from one currency to another, it shall (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may reasonably be specified by the Trustee in its absolute discretion, and any rate, method and date so specified shall be binding on the Issuer, the Noteholders and the Couponholders.

          (p) The Trustee may determine whether or not an Event of Default or Potential Event of Default has occurred or is capable of remedy and if the Trustee shall determine that any such Event of Default or Potential Event of Default has or has not occurred or is or is not capable of remedy, such determination shall be conclusive and binding upon the Issuer, the Noteholders and the Couponholders.

          (q) The Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Notes nor for the delivery of the Notes to the persons entitled thereto.

          (r) The Trustee shall not be concerned with or responsible for any consolidation, amalgamation, merger or reconstruction of the Issuer or any sale or transfer of all or substantially all of the assets of the Issuer or the form or substance of any plan relating thereto or the consequences thereof to any Noteholder or Couponholder.

          (s) The Trustee shall not be concerned, and need not enquire, as to whether or not any Notes are issued in breach of the Programme Limit.

          (t) The Trustee assumes no responsibility for the correctness of the Recitals to this Trust Deed (other than Recital (C) above) which shall be taken as statements by the Issuer, nor shall the Trustee by the execution of this Trust Deed be deemed to make any representation as to the validity, sufficiency or enforceability against the Issuer of this Trust Deed or any part thereof.

Provided nevertheless that none of the provisions of this Trust Deed shall, in any case in which the Trustee has failed to show the degree of care and diligence required of it having regard to the provisions of this Trust Deed conferring on the Trustee any duties, powers, trusts, authorities or discretions, relieve or indemnify the Trustee from or against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any fraud, negligence, wilful default, breach of duty or breach of trust of which it or its employees or officers may be guilty in relation to its duties under this Trust Deed.


21.       WAIVER

          The Trustee may, without the consent of the Noteholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time, but only if and in so far as in its opinion the interests of the Noteholders will not be materially prejudiced thereby:-

          (a) waive on such terms and conditions (if any) as may to it seem expedient, any breach by the Issuer of any provisions contained in the Issue Documents or the Notes, without prejudice to its rights in respect of any other or subsequent breach;

          (b) authorise on such terms and conditions (if any) as aforesaid, any act or thing which would but for this provision and such authorisation be in breach of any provision of the Issue Documents, the Notes or the Coupons;

          (c) determine on such terms and conditions (if any) as aforesaid that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of this Trust Deed; and

          (d) at the request of the Issuer waive or modify any terms and conditions imposed by it pursuant to paragraphs (a), (b) or (c) above or in connection with any consent given by it pursuant to any other provision of any of the Issue Documents.

Provided always that the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by an Extraordinary Resolution or a request made pursuant to Condition 9, but no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination shall be binding on the Noteholders and the Couponholders and if, but only if, the Trustee shall so require, shall be notified by or on behalf of the Issuer to the Noteholders as soon as practicable thereafter in accordance with Condition 15.


22.       COMPETENCE OF A MAJORITY OF TRUSTEES

          Whenever there shall be more than two Trustees having equal authority under this Trust Deed, the majority of such Trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the duties, powers, trusts, rights, authorities and discretions vested by this Trust Deed in the Trustee generally.


23.       INDEMNITY OF TRUSTEE

          Without prejudice to the right of indemnity by law given to trustees and subject to the proviso to Clause 20 the Trustee and every attorney, manager, delegate, agent or other person appointed by the Trustee under the provisions of this Trust Deed shall be entitled to be indemnified by the Issuer in respect of all liabilities, costs, charges and expenses properly incurred by it or him in relation to any of the Issue Documents or to the preparation and execution or purported execution of any of the Issue Documents or to the proper carrying out of the trusts of any of the Issue Documents or to the exercise of any trusts, rights, powers, authorities or discretions vested in it or him pursuant to any of the Issue Documents and against all actions, proceedings, costs, claims and demands in respect of any matter or thing properly done or omitted in any way relating to any of the Issue Documents and, failing due payment by the Issuer, the Trustee may in priority to any payments to the Noteholders and the Couponholders retain and pay out of any moneys in its or his hands arising from the trusts of this Trust Deed all sums necessary to effect such indemnity and also the remuneration of the Trustee as hereinbefore provided.


24.       AMOUNTS DUE TO TRUSTEE

          The Issuer shall on demand by the Trustee or any attorney, agent or other person appointed by the Trustee pursuant to this Trust Deed pay every sum of money (other than payments in respect of the Notes or the Coupons) which shall from time to time be payable to any such person under any provisions of the Issue Documents together with interest at the rate of two per cent. per annum above the prime lending rate for Singapore Dollars quoted by The Development Bank of Singapore Ltd from time to time calculated from the date when the same shall have been advanced or paid or become payable or due to the date of payment by the Issuer (as well after as before, and as an independent obligation not merging with, any judgment) and the Issuer will on demand pay and satisfy or obtain the release of such person from any liabilities incurred by him pursuant to any of the Issue Documents.


25.       ASSUMPTION OF PERFORMANCE OF COVENANTS

          The Trustee is hereby authorised and it is declared that it is entitled to assume without enquiry (in the absence of knowledge by or an express notice to it to the contrary) that the Issuer is duly performing and observing all the covenants and provisions contained in the Issue Documents, the Notes and the Coupons and on its part to be performed and observed and notwithstanding knowledge by or notice to the Trustee of any breach of any such covenant, condition, provision or obligation it shall be in the discretion of the Trustee whether to take any action or proceedings or to enforce the performance thereof and the Trustee shall not be bound to enforce the same or any of the covenants, conditions, provisions or obligations of the Issue Documents, the Notes or the Coupons unless and until in any of such cases the Trustee is so directed by an Extraordinary Resolution, or so requested in writing by the holder or holders of not less than 30 per cent. in principal amount of the Notes for the time being outstanding, and then only if it shall be indemnified to its satisfaction against all actions, proceedings, costs, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.


26.       TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS

          No Trustee of this Trust Deed nor any corporation related to the Trustee and no director or officer of the Trustee or any corporation related to the Trustee shall by reason of the fiduciary position of such Trustee be in any way precluded from making any contracts or entering into any transactions with the Issuer (or any of its subsidiaries) in the ordinary course of business, or from acting as an agent in respect of the Notes or the Coupons, whether directly or through a subsidiary or associated company, or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuer (or any of its subsidiaries), or any company in which the Issuer is interested and, without prejudice to the generality of this Trust Deed, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending money upon the Notes or any other notes, warrants, stock, shares, debenture stock, debentures or other securities of the Issuer (or any of its subsidiaries), or any company in which the Issuer is interested or any contract of banking or insurance with the Issuer (or any of its subsidiaries) and that the Trustee shall not be accountable to the Noteholders or Couponholders or to the Issuer (or any of its subsidiaries) for any profits, fees, commissions, discounts or share of brokerage resulting from any such contracts or transactions and the Trustee shall also be at liberty to retain the same for its own benefit.


27.       CONSENT BY TRUSTEE

          Where under any of the Issue Documents provision is made for the giving of any consent or the exercise of any discretion by the Trustee any such consent may be given and any such discretion may be exercised on such terms and conditions (if any) as the Trustee may think fit and may be given or exercised with retrospective effect. The Issuer shall observe and perform any such terms and conditions and the Trustee may at any time waive or agree a variation in such terms and conditions.


28.       MODIFICATIONS

(A) The Trustee may at any time or times without any consent or sanction of the Noteholders or the Couponholders concur with the Issuer in making any modification (a) to this Trust Deed (other than any provision of this Trust Deed referred to in the proviso to paragraph 2 of Schedule 4) or any of the other Issue Documents which in the opinion of the Trustee it may be expedient to make, provided the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (b) to this Trust Deed (including any provision of this Trust Deed referred to in the proviso to paragraph 2 of Schedule 4) or any of the other Issue Documents which in the opinion of the Trustee is of a formal, minor or technical nature, to correct a manifest error or to comply with mandatory provisions of Singapore law. Any such modification shall be binding on the Noteholders and the Couponholders and, unless the Trustee otherwise agrees in writing, the Issuer shall cause such modification to be notified to the Noteholders as soon as practicable thereafter in accordance with Condition 15.

(B) The Trustee shall be entitled to, and if so requested by the Issuer shall, consent, on its own behalf, on behalf of the Noteholders and (if the Couponholders are deemed to constitute or are treated as a separate class of creditors of the Issuer from the Noteholders for the purposes thereof) on behalf of the Couponholders or any of them, to any such scheme for the reduction of share capital or reconstruction of the Issuer or any such merger, amalgamation or consolidation of the Issuer with any other company as shall have been effectively approved by the Trustee or approved or assented to by the Noteholders by an Extraordinary Resolution of the Noteholders (if such approval or assent is required under the Conditions and/or this Trust Deed) and to any addition or modification thereto or condition which any court or other authority of applicable jurisdiction may think fit to approve or impose.


29.       DELEGATION BY TRUSTEE

          The Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by any of the Issue Documents, act by a responsible officer or officers for the time being of the Trustee and the Trustee may also, with the consent of the Issuer (such consent not to be unreasonably withheld), provided that no such consent shall be required if an Event of Default has occurred, whenever it thinks it expedient in the interests of the Noteholders, whether by power of attorney or in such other manner as it may think fit, delegate to any person or persons or fluctuating body of persons selected by it all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by any of the Issue Documents and any such delegation may be made upon such terms and conditions (including power to sub-delegate with the approval of the Trustee) and subject to such regulations as the Trustee may in the interests of the Noteholders, think fit and, provided that the Trustee shall have exercised reasonable care in the selection of such delegate, it shall not be under any obligation to supervise the proceedings of and shall not be in any way or to any extent responsible for any loss incurred by any misconduct or default on the part of any such delegate or sub-delegate. The Trustee shall give notice to the Issuer of the appointment of any delegate as aforesaid and shall procure that any delegate shall give notice to the Issuer of any appointment of any sub-delegate.


30.       APPOINTMENT OF TRUSTEE AS ATTORNEY

          The Issuer hereby, in order to secure the interest of, and the performance of the obligations owed to, the Trustee under this Trust Deed, irrevocably appoints the Trustee (including any attorney of the Trustee appointed by it for the purpose) and every such agent appointed under Clause 20(i) to be its attorney and on its behalf and in its name or otherwise at any time after an Event of Default has occurred to execute and do all such assurances, deeds, acts and things which it may or ought to do under the covenants and provisions contained in this Trust Deed and generally in its name and on its behalf to exercise all or any of the rights, powers, authorities and discretions conferred by this Trust Deed on the Trustee or any such attorney or agent and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it or he may deem proper in or for the purpose of exercising any of such rights, powers, authorities and discretions and the Issuer hereby ratifies and confirms and agrees to ratify and confirm whatsoever any such attorney shall do or purport to do by virtue of this Clause and all moneys expended by any such attorney shall be deemed to be expenses incurred by the Trustee under this Trust Deed.

31.       APPOINTMENT, RETIREMENT AND REMOVAL OF TRUSTEE

(A) The power of appointing new Trustees of this Trust Deed shall be vested in the Issuer but no person shall be so appointed who shall not have previously been approved by an Extraordinary Resolution of Noteholders in respect of the Notes of all Series. A trust corporation shall at all times be a Trustee of this Trust Deed and may be sole Trustee of this Trust Deed. Any appointment of a new Trustee or new Trustees of this Trust Deed shall as soon as practicable thereafter be notified by the Issuer to the Issuing and Paying Agent and to the Noteholders in accordance with Condition 15.

(B) Any Trustee may retire at any time upon giving not less than three months' notice in writing to the Issuer or such shorter notice as the Issuer may agree without assigning any reason and without being responsible for any costs occasioned by such retirement and the Noteholders shall have power, exercisable by Extraordinary Resolution of Noteholders in respect of the Notes of all Series, to remove any Trustee provided that the retirement or removal of any sole trustee shall not become effective until a trust corporation is appointed as successor Trustee. The Issuer undertakes that, if a sole Trustee or sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal under this Clause, it shall procure that another trust corporation be appointed as Trustee.

(C) The Trustee shall, notwithstanding the provisions of sub-Clause (A) above, have power, with the consent of the Issuer (such consent not to be unreasonably withheld), provided that no such consent shall be required if an Event of Default has occurred by notice in writing to the Issuer to appoint any person either to act as separate Trustee, or as co-Trustee jointly with the Trustee:-

          (a) if the Trustee considers such appointment to be in the interests of the Noteholders;

          (b) for the purpose of conforming with any legal requirement, restriction or condition in any jurisdiction in which any particular act is to be performed; or

          (c) for the purpose of obtaining (or facilitating the obtaining) in any jurisdiction a judgment, or the enforcement in any jurisdiction against the Issuer or any of its subsidiaries of either a judgment already obtained or any of the provisions of this Trust Deed.

The Issuer hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Any person so appointed shall (subject to the provisions of this Trust Deed) have such trusts, rights (including as to reasonable remuneration), powers, duties, authorities and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any person so appointed. At the request of the Trustee, the Issuer shall forthwith execute all such documents and do all such things as may be required to perfect such appointment or removal and hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to do the same. Such a person shall (subject always to the provisions hereof) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee hereby) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. Such remuneration as the Trustee may pay to such person, together with any attributable costs, charges and reasonable expenses incurred by it in performing its function as such separate Trustee or co-Trustee, shall for the purposes of this Trust Deed be treated as costs, charges and expenses reasonably incurred by the Trustee. Before appointing such person to act as separate Trustee or co-Trustee the Trustee shall (unless it is not, in the opinion of the Trustee, reasonably practicable to do so) give notice to the Issuer of its intention to make such appointment (and the reason therefor) and shall give due consideration to representations made by the Issuer concerning such appointment.


32.       NOTIFICATION TO THE STOCK EXCHANGE

          The Issuer agrees that the Trustee may give notice in writing to the Stock Exchange of the occurrence of any Event of Default unless prior to such notification, such Event of Default has been remedied, and the Issuer hereby authorises and consents to such notification by the Trustee.

33.       POWERS OF TRUSTEE TO BE ADDITIONAL

          The powers conferred by this Trust Deed upon the Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Notes.


34.       CURRENCY INDEMNITY

(A) Any amount received or recovered in respect of any sum payable by the Issuer under or in connection with this Trust Deed, the Notes and the Coupons, including damages, in a currency (such currency being referred to as the "Relevant Currency") other than the currency in which such sum is expressed to be due under this Trust Deed or the Notes (the "Contractual Currency") (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise) will only constitute a discharge to the Issuer to the extent of the Contractual Currency amount which the Trustee, any Noteholder or any Couponholder is able to purchase with the Relevant Currency so received or recovered on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

(B) If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed, the Notes or the Coupons, the Issuer will indemnify it against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchases.

(C) These indemnities constitute a separate and independent obligation from the other obligations in this Trust Deed, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Trustee and/or any Noteholder or Couponholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust

Deed, the Notes and/or the Coupons or any judgment or order. No proof or evidence of any actual loss may be required.


35.       COMMUNICATIONS

          All communications under this Trust Deed shall be by facsimile or in writing delivered by hand or sent by prepaid registered post. Each communication shall be made to the relevant party at the facsimile number or address marked for the attention of the person from time to time designated in writing by the Issuer or, as the case may be, the Trustee for the purpose. The initial facsimile number, address and person so designated by the Issuer and the Trustee are set out below:-

          The Issuer

          ST Assembly Test Services Ltd,
          5, Yishun Street 23,
          Singapore 768442.

          Telephone Number: 751 1822/751 1851
          Facsimile Number: 755 1585/755 3153
          Attention: Mr Tan Lay Koon/Ms Pearlyne Wang

          The Trustee

          British and Malayan Trustees Limited,
          17, Phillip Street, #08-00,
          Grand Building,
          Singapore 048695.

          Telephone Number: 535 0260
          Facsimile Number: 535 1258
          Attention: Mr John Chew

A communication will be deemed received (if by facsimile) when despatched and receipt in good order is acknowledged by telephone, (if writing by hand) when left at the address required by this Clause or (if in writing sent by prepaid registered post) within two days after being sent by prepaid registered post addressed to the relevant party at that address, in each case in the manner required by this Clause.


36.       PARTIAL INVALIDITY

          The illegality, invalidity or unenforceability of any provision of this Trust Deed under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision.


37.       GOVERNING LAW

          This Trust Deed shall be governed by, and construed in accordance with, the laws of Singapore.

                               S C H E D U L E  1


                                     PART I


                             FORM OF DEFINITIVE NOTE


                          ST ASSEMBLY TEST SERVICES LTD
               (Incorporated with limited liability in Singapore)


[Denomination]                                            Series No. [         ]


Certificate No. [          ]


             S$500,000,000 MULTICURRENCY MEDIUM TERM NOTE PROGRAMME


                                [Title of Issue]


This Note forms one of the Series of Notes referred to above of ST Assembly Test Services Ltd (the "Issuer") designated as specified in the title hereof. The Notes are constituted by a Trust Deed (the "Trust Deed") dated 10th January, 2002 made between (1) the Issuer and (2) British and Malayan Trustees Limited (the "Trustee"), as trustee for the holders of the Notes. The Notes are subject to, and have the benefit of, the Trust Deed and the Terms and Conditions endorsed hereon (the "Conditions").

The issue of the Notes was authorised by resolutions of the Board of Directors of the Issuer passed on 25th September, 2001.

The Issuer for value received hereby unconditionally promises to pay to the bearer on the Maturity Date stated above (if this Note is stated to be a Fixed Rate Note or Hybrid Note) or on the Interest Payment Date (as defined in the Conditions) falling in the Redemption Month stated above (if this Note is stated to be a Floating Rate Note, Variable Rate Note or Hybrid Note) or on such earlier date as the Redemption Amount may become payable in accordance with the Conditions upon presentation and surrender of this Note a principal sum equal to the Redemption Amount stated above and to pay interest on the said principal sum from the Interest Commencement Date stated above at the Interest Rate stated above (if this Note is stated to be a Fixed Rate Note), at the rates determined in accordance with Condition 4(II) (if it is stated to be a Floating Rate Note or Variable Rate Note) or at the Interest Rate stated above and at the rates determined in accordance with Condition 4(III) (if it is stated to be a Hybrid
Note) in arrear on the dates for payment provided for in the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

This Note shall not become valid or obligatory for any purpose unless and until the Certificate of Authentication hereon has been signed by or on behalf of Citicorp Investment Bank (Singapore) Limited, as Issuing and Paying Agent.

IN WITNESS whereof the Issuer has caused this Note to be duly signed on its behalf.



                                             ST ASSEMBLY TEST SERVICES LTD



                                             By:
                                                --------------------------------
                                                     Duly Authorised Officer


Issued as of the Issue Date specified above.


CERTIFICATE OF AUTHENTICATION

This Note is authenticated by or on behalf of the Issuing and Paying Agent, Citicorp
Investment Bank (Singapore) Limited.



By:
   ------------------------------------------
           duly authorised signatory

(Without recourse, warranty or liability)


--------------------------------------------------------------------------------


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

On the reverse:-


                        TERMS AND CONDITIONS OF THE NOTES


[The Terms and Conditions that are set out in Part II of Schedule 1 to the Trust Deed as amended by and incorporating any additional provisions forming part of such Terms and Conditions and set out in the relevant Pricing Supplement will be set out here]


                     Issuing and Paying Agent and Agent Bank

                  Citicorp Investment Bank (Singapore) Limited,
                         300, Tampines Avenue 5, #07-00,
                               Tampines Junction,
                                Singapore 529653.

                               S C H E D U L E  1


                                     PART II


                        TERMS AND CONDITIONS OF THE NOTES

The following is the text of the terms and conditions which, subject to completion and amendment and as supplemented or varied in accordance with the provisions of the relevant Pricing Supplement, will be endorsed on the Notes in definitive form issued in exchange for the Global Note(s) representing each Series. Either (i) the full text of these terms and conditions together with the relevant provisions of the Pricing Supplement or (ii) these terms and conditions as so completed, amended, supplemented or varied (and subject to simplification by the deletion of non-applicable provisions), shall be endorsed on such Notes. All capitalised terms that are not defined in these Conditions will have the meanings given to them in the relevant Pricing Supplement. Those definitions will be endorsed on the definitive Notes or Certificates, as the case may be. References in the Conditions to "Notes" are to the Notes of one Series only, not to all Notes that may be issued under the Programme, details of the relevant Series being shown on the face of the relevant Notes and in the relevant Pricing Supplement:-

          The Notes are constituted by a Trust Deed (the "Trust Deed") dated 10th January, 2002 made between (1) the Issuer and (2) British and Malayan Trustees Limited (the "Trustee", which expression shall wherever the context so admits include such company and all other persons for the time being the trustee or trustees of the Trust Deed), as trustee for the Noteholders (as defined below), and (where applicable) the Notes are issued with the benefit of a deed of covenant (the "Deed of Covenant") dated 10th January, 2002, relating to the Notes executed by the Issuer. The Issuer has entered into an Agency Agreement (the "Agency Agreement") dated 10th January, 2002 made between (1) the Issuer,
(2) Citicorp Investment Bank (Singapore) Limited, as issuing and paying agent (in such capacity, the "Issuing and Paying Agent") and agent bank (in such capacity, the "Agent Bank"), and (3) the Trustee, as trustee. The Noteholders and the holders of the coupons (the "Coupons") appertaining to the interest-bearing Notes (the "Couponholders") are bound by and are deemed to have notice of all of the provisions of the Trust Deed, the Agency Agreement and the Deed of Covenant.

          Copies of the Trust Deed, the Agency Agreement and the Deed of Covenant are available for inspection at the principal office of the Trustee for the time being and at the specified office of the Issuing and Paying Agent for the time being.


1.        FORM, DENOMINATION AND TITLE

(a)       Form and Denomination

(i) The Notes of the Series of which this Note forms part (in these Conditions, the "Notes") are issued in bearer form in each case in the Denomination Amount shown hereon.

(ii) This Note is a Fixed Rate Note, a Floating Rate Note, a Variable Rate Note or a Hybrid Note (depending upon the Interest Basis shown on its face).

(iii) Notes are serially numbered and issued with Coupons attached, save in the case of Notes that do not bear interest in which case references to interest (other than in relation to default interest referred to in Condition 6(f)) in these Conditions are not applicable.

(b)       Title

(i) Title to the Notes and the Coupons appertaining thereto shall pass by delivery.

(ii) Except as ordered by a court of competent jurisdiction or as required by law, the holder of any Note or Coupon shall be deemed to be and may be treated as the absolute owner of such Note or of such Coupon, as the case may be, for the purpose of receiving payment thereof or on account thereof and for all other purposes, whether or not such Note or Coupon shall be overdue and notwithstanding any notice of ownership, theft or loss thereof or any writing thereon made by anyone, and no person shall be liable for so treating the holder.

(iii) For so long as any of the Notes is represented by a Global Note and such Global Note is held by The Central Depository (Pte) Limited (the "Depository"), each person who is for the time being shown in the records of the Depository as the holder of a particular principal amount of such Notes (in which regard any certificate or other document issued by the Depository as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be treated by the Issuer, the Issuing and Paying Agent, the Agent Bank, all other agents of the Issuer and the Trustee as the holder of such principal amount of Notes other than with respect to the payment of principal, interest and any other amounts in respect of the Notes, for which purpose the bearer of the Global Note shall be treated by the Issuer, the Issuing and Paying Agent, the Agent Bank, all other agents of the Issuer and the Trustee as the holder of such Notes in accordance with and subject to the terms of the Global Note (and the expressions "Noteholder" and "holder of Notes" and related expressions shall be construed accordingly). Notes which are represented by the Global Note will be transferable only in accordance with the rules and procedures for the time being of the Depository.

(iv) In these Conditions, "Global Note" means the relevant Temporary Global Note representing each Series or the relevant Permanent Global Note representing each Series, "Noteholder" means the bearer of any Definitive Note and "holder" (in relation to a Definitive Note or Coupon) means the bearer of any Definitive Note or Coupon, "Series" means (a) (in relation to Notes other than Variable Rate Notes) a Tranche, together with any further Tranche or Tranches, which are
(i) expressed to be consolidated and forming a single series and (ii) identical in all respects (including as to listing) except for their respective issue dates, issue prices and/or dates of the first payment of interest and (b) (in relation to Variable Rate Notes) Notes which are identical in all respects (including as to listing) except for their respective issue prices and rates of interest and "Tranche" means Notes which are identical in all respects (including as to listing).

(v) Words and expressions defined in the Trust Deed or used in the applicable Pricing Supplement (as defined in the Trust Deed) shall have the same meanings where used in these Conditions unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Trust Deed and the applicable Pricing Supplement, the applicable Pricing Supplement will prevail.


2.        STATUS

          The Notes and Coupons of all Series constitute direct, unconditional and unsecured obligations of the Issuer and shall at all times rank pari passu, without any preference or priority among themselves, and pari passu with all other present and future unsecured obligations (other than subordinated obligations and priorities created by law or the Trust Deed) of the Issuer from time to time outstanding.


3.        NEGATIVE PLEDGE

          In the Trust Deed, the Issuer has covenanted that, so long as any of the Notes remains outstanding (as defined in the Trust Deed), the Issuer will not, and will ensure that none of its Principal Subsidiaries will, create or have outstanding any mortgage, charge, pledge or other security interest over the whole or any part of its undertakings, assets, property or revenues, present or future, where such mortgage, charge, pledge or other security interest is given, or is intended to be given, to secure the indebtedness of, or guaranteed by, the Issuer or any of its Principal Subsidiaries unless such mortgage, charge, pledge or other security interest is forthwith extended equally and rateably to the indebtedness of the Issuer in respect of the Notes, except for:-

          (a) liens arising solely by operation of law (or by an agreement evidencing the same) in the ordinary course of its business in respect of indebtedness which either (i) has been due for less than 14 days or (ii) is being contested in good faith and by appropriate means; and

          (b) any security created or to be created with the prior consent of the Trustee.


4.        (I) INTEREST ON FIXED RATE NOTES

(a)       Interest Rate and Accrual

          Each Fixed Rate Note bears interest on its Calculation Amount (as defined in Condition 4(II)(h)) from the Interest Commencement Date in respect thereof and as shown on the face of such Note at the rate per annum (expressed as a percentage) equal to the Interest Rate shown on the face of such Note payable in arrear on each Reference Date or Reference Dates shown on the face of such Note in each year and on the Maturity Date shown on the face of such Note if that date does not fall on a Reference Date.

          The first payment of interest will be made on the Reference Date next following the Interest Commencement Date (and if the Interest Commencement Date is not a Reference Date, will amount to the Initial Broken Amount shown on the face of such

Note), unless the Maturity Date falls before the date on which the first payment of interest would otherwise be due. If the Maturity Date is not a Reference Date, interest from the preceding Reference Date (or from the Interest Commencement Date, as the case may be) to the Maturity Date will amount to the Final Broken Amount shown on the face of the Note.

          Interest will cease to accrue on each Fixed Rate Note from the due date for redemption thereof unless, upon due presentation and subject to the provisions of the Trust Deed, payment of principal is improperly withheld or refused, in which event interest at such rate will continue to accrue (as well after as before judgment) at the rate and in the manner provided in this Condition 4(I) to the Relevant Date (as defined in Condition 7).


(b)       Calculations

          In the case of a Fixed Rate Note, interest in respect of a period of less than one year will be calculated on the Fixed Rate Day Basis shown on the face of such Note.


          (II) INTEREST ON FLOATING RATE NOTES OR VARIABLE RATE NOTES

(a)       Interest Payment Dates

          Each Floating Rate Note or Variable Rate Note bears interest on its Calculation Amount from the Interest Commencement Date in respect thereof and as shown on the face of such Note, and such interest will be payable in arrear on each date ("Interest Payment Date") which (save as mentioned in these Conditions) falls the number of months specified as the Interest Period on the face of the Note (the "Specified Number of Months") after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date (and which corresponds numerically with such preceding Interest Payment Date or the Interest Commencement Date, as the case may be), provided that the Agreed Yield (as defined in Condition 4(II)(c)) in respect of any Variable Rate Note for any Interest Period (as defined below) relating to that Variable Rate Note shall be payable on the first day of that Interest Period. If any Interest Payment Date would otherwise fall on a day which is not a business day (as defined below), it shall be postponed to the next day which is a business day unless it would thereby fall into the next calendar month. In any such case as aforesaid or if there is no date in the relevant month which corresponds numerically with the preceding Interest Payment Date or, as the case may be, the Interest Commencement Date (i) the Interest Payment Date shall be brought forward to the immediately preceding business day and (ii) each subsequent Interest Payment Date shall be the last business day of the month which is the last of the Specified Number of Months after the month in which the preceding Interest Payment Date or, as the case may be, the Interest Commencement Date shall have fallen.

          The period beginning on the Interest Commencement Date and ending on the first Interest Payment Date and each successive period beginning on an Interest Payment Date and ending on the next succeeding Interest Payment Date is herein called an "Interest Period".

          Interest will cease to accrue on each Floating Rate Note or Variable Rate Note from the due date for redemption thereof unless, upon due presentation and subject to the provisions of the Trust Deed, payment of principal is improperly withheld or refused, in which event interest will continue to accrue (as well after as before judgment) at the rate and in the manner provided in this Condition 4(II) to the Relevant Date.


(b)       Rate of Interest - Floating Rate Notes

(i) Each Floating Rate Note bears interest at a floating rate determined by reference to a benchmark as stated on the face of such Floating Rate Note, being (in the case of Notes which are denominated in Singapore dollars) SIBOR (in which case such Note will be a SIBOR Note) or Swap Rate (in which case such Note will be a Swap Rate Note) or in any case (or in the case of Notes which are denominated in a currency other than Singapore dollars) such other benchmark as is set out on the face of such Note.

          Such floating rate may be adjusted by adding or subtracting the Spread (if any) stated on the face of such Note. The "Spread" is the percentage rate per annum specified on the face of such Note as being applicable to the rate of interest for such Note. The rate of interest so calculated shall be subject to paragraph (d) below.

          The rate of interest payable in respect of a Floating Rate Note from time to time is referred to in these Conditions as the "Rate of Interest".

(ii) The Rate of Interest payable from time to time in respect of each Floating Rate Note will be determined by the Agent Bank on the basis of the following provisions:-

          (1)  in the case of Floating Rate Notes which are SIBOR Notes:-

               (A) the Agent Bank will, at or about the Relevant Time on the relevant Interest Determination Date in respect of each Interest Period, determine the Rate of Interest for such Interest Period which shall be the offered rate for deposits in Singapore dollars for a period equal to the duration of such Interest Period which appears on the Reuters Screen SIBOS Page (or such other Screen Page as may be provided hereon) and as adjusted by the Spread (if any);

               (B) if no such rate appears on the Reuters Screen SIBOS Page (or such other replacement page thereof), the Agent Bank will, at or about the Relevant Time on such Interest Determination Date, determine the Rate of Interest for such Interest Period which shall be the rate which appears on Telerate Page 7310 of the Dow Jones Telerate Service (or such other replacement page thereof), being the offered rate for deposits in Singapore dollars for a period equal to the duration of such Interest Period and as adjusted by the Spread (if any);

               (C) if no such rate appears on Telerate Page 7310 (or such other replacement page thereof or if no rate appears on such other Screen Page as may be provided hereon) or if Telerate Page 7310 (or such other replacement page thereof or such other Screen Page as may be provided hereon) is unavailable for any reason, the Agent Bank will request the principal Singapore offices of each of the Reference Banks to provide the Agent Bank with the rate at which deposits in Singapore dollars are offered by it at approximately the Relevant Time on the Interest Determination Date to prime banks in the Singapore interbank market for a period equivalent to the duration of such Interest Period commencing on such Interest Payment Date in an amount comparable to the aggregate principal amount of the relevant Floating Rate Notes. The Rate of Interest for such Interest Period shall be the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of such offered quotations and as adjusted by the Spread (if any), as determined by the Agent Bank;

               (D) if on any Interest Determination Date two but not all the Reference Banks provide the Agent Bank with such quotations, the Rate of Interest for the relevant Interest Period shall be determined in accordance with (C) above on the basis of the quotations of those Reference Banks providing such quotations; and

               (E) if on any Interest Determination Date one only or none of the Reference Banks provides the Agent Bank with such quotations, the Rate of Interest for the relevant Interest Period shall be the rate per annum which the Agent Bank determines to be the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of the rates quoted by the Reference Banks or those of them (being at least two in number) to the Agent Bank at or about the Relevant Time on such Interest Determination Date as being their cost (including the cost occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements imposed on them by any relevant authority or authorities) of funding, for the relevant Interest Period, an amount equal to the aggregate principal amount of the relevant Floating Rate Notes for such Interest Period by whatever means they determine to be most appropriate and as adjusted by the Spread (if any) or if on such Interest Determination Date one only or none of the Reference Banks provides the Agent Bank with such quotation, the rate per annum which the Agent Bank determines to be the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of the prime lending rates for Singapore dollars quoted by the Reference Banks at or about the Relevant Time on such Interest Determination Date and as adjusted by the Spread (if any);

          (2)  in the case of Floating Rate Notes which are Swap Rate Notes:-

               (A) the Agent Bank will, at or about the Relevant Time on the relevant Interest Determination Date in respect of each

                    Interest Period, determine the Rate of Interest for such Interest Period which shall be the Average Swap Rate for such Interest Period (determined by the Agent Bank as being the rate which appears under the caption "ASSOCIATION OF BANKS IN SINGAPORE SIBOR AND SWAP OFFER RATE FIXING AT 11 A.M. SINGAPORE TIME" and the row headed "SGD" on Telerate Page 50157 of the Dow Jones Telerate Service (or such other page as may replace Telerate Page 50157 for the purpose of displaying the swap rates of leading reference banks) at or about the Relevant Time on such Interest Determination Date and for a period equal to the duration of such Interest Period) and as adjusted by the Spread (if any);

               (B) if on any Interest Determination Date, no such rate is quoted on Telerate Page 50157 (or such other replacement page as aforesaid) or Telerate Page 50157 (or such other replacement page as aforesaid) is unavailable for any reason, the Agent Bank will determine the Average Swap Rate (which shall be rounded up, if necessary, to the nearest 1/16 per cent.) for such Interest Period in accordance with the following formula:-

                    In the case of Premium:-

                                        365           (Premium x 36500)
                    Average Swap Rate = --- x SIBOR + -----------------
                                        360            (T x Spot Rate)

                                   (SIBOR x Premium)   365
                                 + ----------------- x ---
                                      (Spot Rate)      360

                    In the case of Discount:-

                                        365           (Discount x 36500)
                    Average Swap Rate = --- x SIBOR - ------------------
                                        360             (T x Spot Rate)

                                   (SIBOR x Discount) x 365
                                 - ------------------   ---
                                       (Spot Rate)      360

                    where:-

                    SIBOR        =     the rate which appears under the caption
                                       "SINGAPORE INTERBANK OFFER RATES (US$)"
                                       and the column headed "Fixing" on
                                       Telerate Page 7311 of the Dow Jones
                                       Telerate Service (or such other page as
                                       may replace Telerate Page 7311 for the
                                       purpose of displaying Singapore interbank
                                       United States dollar offered rates of
                                       leading reference banks) at or
                                       about the Relevant Time on the relevant
                                       Interest Determination Date for a period equal to the duration of the Interest
                                       Period concerned;

                    Spot Rate    =     the rate (determined by the Agent Bank)
                                       to be the arithmetic mean (rounded up, if necessary, to the nearest four decimal places) of the rates quoted by the Reference Banks and which appear under the caption "SINGAPORE BANKS RATES AT 11
                                       A.M. SGP TIME" and the column headed
                                       "Spot" on Telerate Page 50162 of the Dow
                                       Jones Telerate Service (or such other
                                       page as may replace Telerate Page 50162
                                       for the purpose of displaying the spot
                                       rates and swap points of leading
                                       reference banks) at or about the Relevant
                                       Time on the relevant Interest
                                       Determination Date for a period equal to the duration of the Interest Period concerned;

                    Premium or
                     Discount    =     the rate (determined by the Agent Bank)
                                       to be the arithmetic mean (rounded up, if necessary, to the nearest four decimal places) of the rates quoted by the Reference Banks for a period equal to the duration of the Interest Period concerned which appear under the caption "SINGAPORE
                                       BANKS RATES AT 11 A.M. SGP TIME" on
                                       Telerate Page 50162 of the Dow Jones
                                       Telerate Service (or such other page as
                                       may replace Telerate Page 50162 for the
                                       purpose of displaying the spot rates and swap points of leading reference banks) at or about the Relevant Time on the relevant Interest Determination Date for a period equal to the duration of the Interest Period concerned; and

                    T            =     the number of days in the Interest Period
                                       concerned.

                    The Rate of Interest for such Interest Period shall be the Average Swap Rate (as determined by the Agent Bank) and as adjusted by the Spread (if any);

               (C) if on any Interest Determination Date any one of the components for the purposes of calculating the Average Swap Rate under (B) above is not quoted on the relevant Telerate Page (or such other replacement page as aforesaid) or the relevant Telerate Page (or such other replacement page as aforesaid) is unavailable for any reason, the Agent Bank will request the principal Singapore offices of the Reference Banks to provide the Agent Bank with quotations of their Swap Rates for the Interest Period concerned at or about the Relevant Time on that Interest Determination Date and the Rate of Interest for such Interest Period shall be the Average Swap Rate for such Interest Period (which shall be the rate per annum equal to the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of the Swap Rates quoted by the Reference Banks to the Agent Bank) and as adjusted by the Spread (if any). The Swap Rate of a Reference Bank means the rate at which that Reference Bank can generate Singapore dollars for the Interest Period concerned in the Singapore interbank market at or about the Relevant Time on the relevant Interest Determination Date and shall be determined as follows:-

                    In the case of Premium:-

                                365           (Premium x 36500)
                    Swap Rate = --- x SIBOR + -----------------
                                360            (T x Spot Rate)

                            (SIBOR x Premium)   365
                          + ----------------- x ---
                               (Spot Rate)      360

                    In the case of Discount:-

                    Swap Rate = 365           (Discount x 36500)
                                --- x SIBOR - ------------------
                                360             (T x Spot Rate)

                            (SIBOR x Discount)   365
                          - ------------------ x ---
                               (Spot Rate)       360

                    where:-

                    SIBOR        =      the rate per annum at which United
                                        States dollar deposits for a period
                                        equal to the duration of the Interest
                                        Period concerned are being offered by
                                        that Reference Bank to prime banks in
                                        the Singapore interbank
                                        market at or about the Relevant Time on
                                        the relevant Interest Determination
                                        Date;

                    Spot Rate    =      the rate at which that Reference Bank
                                        sells United States dollars spot in
                                        exchange for Singapore dollars in the
                                        Singapore interbank market at or about
                                        the Relevant Time on the relevant
                                        Interest Determination Date;

                    Premium      =      the premium that would have been paid by
                                        that Reference Bank in buying United
                                        States dollars forward in exchange for
                                        Singapore dollars on the last day of the Interest Period concerned in the
                                        Singapore interbank market;

                    Discount     =      the discount that would have been
                                        received by that Reference Bank in
                                        buying United States dollars forward in
                                        exchange for Singapore dollars on the
                                        last day of the Interest Period
                                        concerned in the Singapore interbank
                                        market; and

                    T            =      the number of days in the Interest
                                        Period concerned; and

               (D) if on any Interest Determination Date one only or none of the Reference Banks provides the Agent Bank with quotations of their Swap Rate(s), the Average Swap Rate shall be determined by the Agent Bank to be the rate per annum equal to the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of the rates quoted by the Reference Banks or those of them (being at least two in number) to the Agent Bank at or about the Relevant Time on such Interest Determination Date as being their cost (including the cost occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements imposed on them by any relevant authority or authorities) of funding, for the relevant Interest Period, an amount equal to the aggregate principal amount of the relevant Floating Rate Notes for such Interest Period by whatever means they determine to be most appropriate and the Rate of Interest for the relevant Interest Period shall be the Average Swap Rate (as so determined by the Agent Bank) and as adjusted by the Spread (if any), or if on such Interest Determination Date one only or none of the Reference Banks provides the Agent Bank with such quotation, the Rate of Interest for the relevant Interest Period shall be the rate per annum equal to the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of the prime lending rates for Singapore dollars quoted by the Reference Banks at or about the Relevant Time on such Interest Determination Date and as adjusted by the Spread (if any); and

          (3) in the case of Floating Rate Notes which are not SIBOR Notes or Swap Rate Notes or which are denominated in a currency other than Singapore dollars, the Agent Bank will determine the Rate of Interest in respect of any Interest Period at or about the Relevant Time on the Interest Determination Date in respect of such Interest Period as follows:-

               (A) if the Primary Source for the Floating Rate is a Screen Page (as defined below), subject as provided below, the Rate of Interest in respect of such Interest Period shall be:-

                    (aa) the Relevant Rate (as defined below) (where such
                         Relevant Rate on such Screen Page is a composite quotation or is customarily supplied by one entity); or

                    (bb) the arithmetic mean of the Relevant Rates of the
                         persons whose Relevant Rates appear on that Screen Page, in each case appearing on such Screen Page at the Relevant Time on the Interest Determination Date,

                    and as adjusted by the Spread (if any);

               (B) if the Primary Source for the Floating Rate is Reference Banks or if paragraph (b)(ii)(3)(A)(aa) applies and no Relevant Rate appears on the Screen Page at the Relevant Time on the Interest Determination Date or if paragraph
                    (b)(ii)(3)(A)(bb) applies and fewer than two Relevant Rates appear on the Screen Page at the Relevant Time on the Interest Determination Date, subject as provided below, the Rate of Interest shall be the rate per annum which the Agent Bank determines to be the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of the Relevant Rates that each of the Reference Banks is quoting to leading banks in the Relevant Financial Centre (as defined below) at the Relevant Time on the Interest Determination Date and as adjusted by the Spread (if any); and

               (C) if paragraph (b)(ii)(3)(B) applies and the Agent Bank determines that fewer than two Reference Banks are so quoting Relevant Rates, the Rate of Interest shall be the Rate of Interest determined on the previous Interest Determination Date.

(iii) On the last day of each Interest Period, the Issuer will pay interest on each Floating Rate Note to which such Interest Period relates at the Rate of Interest for such Interest Period.


(c)       Rate of Interest - Variable Rate Notes

(i) Each Variable Rate Note bears interest at a variable rate determined in accordance with the provisions of this paragraph (c). The interest payable in respect of a Variable Rate Note on the first day of an Interest Period relating to that Variable Rate Note is referred to in these Conditions as the "Agreed Yield" and the rate of interest payable in respect of a Variable Rate Note on the last day of an Interest Period relating to that Variable Rate Note is referred to in these Conditions as the "Rate of Interest".

(ii) The Agreed Yield or, as the case may be, the Rate of Interest payable from time to time in respect of each Variable Rate Note for each Interest Period shall, subject as referred to in paragraph (c)(iv) below, be determined as follows:-

          (1) not earlier than 9 a.m. (Singapore time) on the ninth business day nor later than 3 p.m. (Singapore time) on the third business day prior to the commencement of each Interest Period, the Issuer and the Relevant Dealer (as defined below) shall endeavour to agree on the following:-

               (A) whether interest in respect of such Variable Rate Note is to be paid on the first day or the last day of such Interest Period;

               (B) if interest in respect of such Variable Rate Note is agreed between the Issuer and the Relevant Dealer to be paid on the first day of such Interest Period, an Agreed Yield in respect of such Variable Rate Note for such Interest Period (and, in the event of the Issuer and the Relevant Dealer so agreeing on such Agreed Yield, the Interest Amount (as defined below) for such Variable Rate Note for such Interest Period shall be zero); and

               (C) if interest in respect of such Variable Rate Note is agreed between the Issuer and the Relevant Dealer to be paid on the last day of such Interest Period, a Rate of Interest in respect of such Variable Rate Note for such Interest Period (an "Agreed Rate") and, in the event of the Issuer and the Relevant Dealer so agreeing on an Agreed Rate, such Agreed Rate shall be the Rate of Interest for such Variable Rate Note for such Interest Period; and

          (2) if the Issuer and the Relevant Dealer shall not have agreed either an Agreed Yield or an Agreed Rate in respect of such Variable Rate Note for such Interest Period by 3 p.m. (Singapore time) on the third business day prior to the commencement of such Interest Period, or if there shall be no Relevant Dealer during the period for agreement referred to in (1) above, the Rate of Interest for such Variable Rate Note for such Interest Period shall automatically be the rate per annum equal to the Fall Back Rate (as defined below) for such Interest Period.

(iii) The Issuer has undertaken to the Issuing and Paying Agent and the Agent Bank that it will as soon as possible after the Agreed Yield or, as the case may be, the Agreed Rate in respect of any Variable Rate Note is determined but not later than 10.30 a.m. (Singapore time) on the next following business day:-

          (1) notify the Issuing and Paying Agent and the Agent Bank of the Agreed Yield or, as the case may be, the Agreed Rate for such Variable Rate Note for such Interest Period; and

          (2) cause such Agreed Yield or, as the case may be, Agreed Rate for such Variable Rate Note to be notified by the Issuing and Paying Agent to the relevant Noteholder at its request.

(iv) For the purposes of sub-paragraph (ii) above, the Rate of Interest for each Interest Period for which there is neither an Agreed Yield nor Agreed Rate in respect of any Variable Rate Note or no Relevant Dealer in respect of the Variable Rate Note(s) shall be the rate (the "Fall Back Rate") determined by reference to a benchmark as stated on the face of such Variable Rate Note(s), being (in the case of Variable Rate Notes which are denominated in Singapore dollars) SIBOR (in which case such Variable Rate Note(s) will be SIBOR Note(s)) or Swap Rate (in which case such Variable Rate Note(s) will be Swap Rate Note(s)) or (in any other case or in the case of Variable Rate Notes which are denominated in a currency other than Singapore dollars) such other benchmark as is set out on the face of such Variable Rate Note(s).

          Such rate may be adjusted by adding or subtracting the Spread (if any) stated on the face of such Variable Rate Note. The "Spread" is the percentage rate per annum specified on the face of such Variable Rate Note as being applicable to the rate of interest for such Variable Rate Note. The rate of interest so calculated shall be subject to paragraph (d) below.

          The Fall Back Rate payable from time to time in respect of each Variable Rate Note will be determined by the Agent Bank in accordance with the provisions of Condition 4(II)(b)(ii) above (mutatis mutandis) and references therein to "Rate of Interest" shall mean "Fall Back Rate".

(v) If interest is payable in respect of a Variable Rate Note on the first day of an Interest Period relating to such Variable Rate Note, the Issuer will pay the Agreed Yield applicable to such Variable Rate Note for such Interest Period on the first day of such Interest Period. If interest is payable in respect of a Variable Rate Note on the last day of an Interest Period relating to such Variable Rate Note, the Issuer will pay the Interest Amount for such Variable Rate Note for such Interest Period on the last day of such Interest Period.

(d) Determination of Rate of Interest and Calculation of Interest Amounts and Redemption Amounts

          The Agent Bank will, as soon as practicable after the Relevant Time on each Interest Determination Date or such other time on such date as the Agent Bank may be required to calculate any Redemption Amount in respect of any Notes, determine the Rate of Interest and calculate the amount of interest payable (the "Interest Amounts") in respect of each Calculation Amount of the relevant Floating Rate Notes or Variable Rate Notes for the relevant Interest Period or calculate the Redemption Amount in respect of such Notes. The Interest Amounts shall be calculated by applying the Rate of Interest to the Calculation Amount, multiplying such product by the actual number of days in the Interest Period concerned (including the first, but excluding the last, day of such Interest Period), divided by the FRN Day Basis or, as the case may be, VRN Day Basis shown on the face of such Note and rounding the resultant figure to the nearest cent. The determination of the Rate of Interest, the Interest Amounts and the Redemption Amount by the Agent Bank shall (in the absence of manifest error) be final and binding upon all parties.


(e)       Notification of Rate of Interest and Interest Amounts

          The Agent Bank will cause the Rate of Interest and the Interest Amounts for each Interest Period and the relevant Interest Payment Date and, if required to be calculated, the Redemption Amount to be notified to the Issuing and Paying Agent and the Issuer and (in the case of Floating Rate Notes) to be notified to Noteholders in accordance with Condition 15 as soon as possible after their determination but in no event later than the second business day thereafter. The Interest Amounts and the Interest Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of an extension or shortening of the Interest Period. If the Floating Rate Notes or, as the case may be, Variable Rate Notes become due and payable under Condition 9, the Rate of Interest and Interest Amounts payable in respect of the Floating Rate Notes or, as the case may be, Variable Rate Notes shall nevertheless continue to be calculated as previously in accordance with this Condition but no publication of the Rate of Interest and Interest Amounts need to be made unless the Trustee requires otherwise.


(f)       Determination of Rate of Interest by the Trustee

          The Trustee shall (if the Agent Bank does not at any material time determine the Rate of Interest) determine or procure the determination of such Rate of Interest in accordance with the provisions of this Condition 4. In doing so, the Trustee shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects, it shall do so in such manner as it shall deem fair and reasonable in all the circumstances.


(g)       Agent Bank and Reference Banks

          The Issuer will procure that, so long as any Floating Rate Note or Variable Rate Note remains outstanding, there shall at all times be three Reference Banks and an Agent Bank. If any Reference Bank (acting through its relevant office) is unable or unwilling to continue to act as a Reference Bank or the Agent Bank is unable or unwilling to act as such or if the Agent Bank fails duly to establish the Rate of Interest for any Interest Period or to calculate the Interest Amounts or the Redemption Amount, the Issuer will appoint the Singapore office of a leading bank or merchant bank engaged in the Singapore interbank market to act as such in its place. The Agent Bank may not resign its duties without a successor having been appointed as aforesaid.


(h)       Definitions

          As used in these Conditions:-

          "Benchmark" means the rate specified as such in the applicable Pricing Supplement;

          "business day" means:-

          (i) (in the case of Notes denominated in Singapore dollars) a day (other than a Saturday or Sunday) on which commercial banks are open for business in Singapore; and

          (ii) (in the case of Notes denominated in a currency other than Singapore dollars), a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in Singapore and the principal financial centre for that currency;

          "Calculation Amount" means the amount specified as such on the face of any Note, or if no such amount is so specified, the Denomination Amount of such Note as shown on the face thereof;

          "Interest Commencement Date" means the Issue Date or such other date as may be specified as the Interest Commencement Date on the face of such Note;

          "Interest Determination Date" means, in respect of any Interest Period, that number of business days prior thereto as is set out in the applicable Pricing Supplement or on the face of the relevant Note;

          "Reference Banks" means the institutions specified as such hereon or, if none, three major banks selected by the Agent Bank in the interbank market that is most closely connected with the Benchmark;

          "Relevant Currency" means the currency in which the Notes are denominated;

          "Relevant Dealer" means, in respect of any Variable Rate Note, the Dealer party to the Programme Agreement referred to in the Agency Agreement with whom the Issuer has concluded or is negotiating an agreement for the issue of such Variable Rate Note pursuant to the Programme Agreement;

          "Relevant Financial Centre" means, in the case of interest to be determined on an Interest Determination Date with respect to any Floating Rate Note or

          Variable Rate Note, the financial centre with which the relevant Benchmark is most closely connected or, if none is so connected, Singapore;

          "Relevant Rate" means the Benchmark for a Calculation Amount of the Relevant Currency for a period (if applicable or appropriate to the Benchmark) equal to the relevant Interest Period;

          "Relevant Time" means, with respect to any Interest Determination Date, the local time in the Relevant Financial Centre at which it is customary to determine bid and offered rates in respect of deposits in the Relevant Currency in the interbank market in the Relevant Financial Centre; and

          "Screen Page" means such page, section, caption, column or other part of a particular information service (including, but not limited to, the Reuters Monitor Money Rates Service ("Reuters") and the Dow Jones Telerate Service ("Telerate")) as may be specified hereon for the purpose of providing the Benchmark, or such other page, section, caption, column or other part as may replace it on that information service or on such other information service, in each case as may be nominated by the person or organisation providing or sponsoring the information appearing there for the purpose of displaying rates or prices comparable to the Benchmark.


          (III) INTEREST ON HYBRID NOTES

(a)       Interest Rate and Accrual

          Each Hybrid Note bears interest on its Calculation Amount from the Interest Commencement Date in respect thereof and as shown on the face of such Note.


(b)       Fixed Rate Period

(i) In respect of the Fixed Rate Period shown on the face of such Note, each Hybrid Note bears interest on its Calculation Amount from the first day of the Fixed Rate Period at the rate per annum (expressed as a percentage) equal to the Interest Rate shown on the face of such Note payable in arrear on each Reference Date or Reference Dates shown on the face of the Note in each year and on the last day of the Fixed Rate Period if that date does not fall on a Reference Date.

(ii) The first payment of interest will be made on the Reference Date next following the first day of the Fixed Rate Period (and if the first day of the Fixed Rate Period is not a Reference Date, will amount to the Initial Broken Amount shown on the face of such Note), unless the last day of the Fixed Rate Period falls before the date on which the first payment of interest would otherwise be due. If the last day of the Fixed Rate Period is not a Reference Date, interest from the preceding Reference Date (or from the first day of the Fixed Rate Period, as the case may be) to the last day of the Fixed Rate Period will amount to the Final Broken Amount shown on the face of the Note.

(iii) Where the due date of redemption of any Hybrid Note falls within the Fixed Rate Period, interest will cease to accrue on the Note from the due date for redemption thereof unless, upon due presentation and subject to the provisions of the Trust Deed, payment of principal (or Redemption Amount, as the case may be) is improperly withheld or refused, in which event interest at such rate will continue to accrue (as well after as before judgment) at the rate and in the manner provided in this Condition 4(III) to the Relevant Date.

(iv) In the case of a Hybrid Note, interest in respect of a period of less than one year will be calculated on the Fixed Rate Day Basis shown on the face of the Note during the Fixed Rate Period.


(c)       Floating Rate Period

(i) In respect of the Floating Rate Period shown on the face of such Note, each Hybrid Note bears interest on its Calculation Amount from the first day of the Floating Rate Period, and such interest will be payable in arrear on each date ("Interest Payment Date") which (save as mentioned in these Conditions) falls the number of months specified as the Interest Period on the face of the Note (the "Specified Number of Months") after the preceding Interest Payment Date or, in the case of the first Interest Payment Date, after the first day of the Floating Rate Period (and which corresponds numerically with such preceding Interest Payment Date or the first day of the Floating Rate Period, as the case may be). If any Interest Payment Date would otherwise fall on a day which is not a business day, it shall be postponed to the next day which is a business day unless it would thereby fall into the next calendar month. In any such case as aforesaid or if there is no date in the relevant month which corresponds numerically with the preceding Interest Payment Date or, as the case may be, the first day of the Floating Rate Period (i) the Interest Payment Date shall be brought forward to the immediately preceding business day and (ii) each subsequent Interest Payment Date shall be the last business day of the month which is the last of the Specified Number of Months after the month in which the preceding Interest Payment Date or, as the case may be, the first day of the Floating Rate Period shall have fallen.

(ii) The period beginning on the first day of the Floating Rate Period and ending on the first Interest Payment Date and each successive period beginning on an Interest Payment Date and ending on the next succeeding Interest Payment Date is herein called an "Interest Period".

(iii) Where the due date of redemption of any Hybrid Note falls within the Floating Rate Period, interest will cease to accrue on the Note from the due date for redemption thereof unless, upon due presentation thereof, payment of principal (or Redemption Amount, as the case may be) is improperly withheld or refused, in which event interest will continue to accrue (as well after as before judgment) at the rate and in the manner provided in this Condition 4(III) and the Agency Agreement to the Relevant Date.

(iv) The provisions of Condition 4(II)(b) shall apply to each Hybrid Note during the Floating Rate Period as though references therein to Floating Rate Notes are references to Hybrid Notes.


5.        REDEMPTION AND PURCHASE

(a)       Final Redemption

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
          Unless previously redeemed or purchased and cancelled as provided below, this Note will be redeemed at its Redemption Amount on the Maturity Date shown on its face (if this Note is shown on its face to be a Fixed Rate Note or Hybrid Note) or on the Interest Payment Date falling in the Redemption Month shown on its face (if this Note is shown on its face to be a Floating Rate Note, Variable Rate Note or Hybrid Note).


(b)       Purchase at the Option of Issuer

          If so provided hereon, the Issuer shall have the option to purchase all or any of the Fixed Rate Notes, Floating Rate Notes, Variable Rate Notes or Hybrid Notes at their Redemption Amount on any date on which interest is due to be paid on such Notes and the Noteholders shall be bound to sell such Notes to the Issuer accordingly. To exercise such option, the Issuer shall give irrevocable notice to the Noteholders within the Issuer's Purchase Option Period shown on the face hereof. Such Notes may be held, resold or surrendered to the Issuing and Paying Agent for cancellation. The Notes so purchased, while held by or on behalf of the Issuer, shall not entitle the holder to vote at any meetings of the Noteholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Noteholders or for the purposes of Conditions 9, 10 and 11.

          In the case of a purchase of some only of the Notes, the notice to Noteholders shall also contain the certificate numbers of the Notes to be purchased, which shall have been drawn by or on behalf of the Issuer in such place and in such manner as may be agreed between the Issuer and the Trustee, subject to compliance with any applicable laws. So long as the Notes are listed on the Singapore Exchange Securities Trading Limited, the Issuer shall comply with the rules of such Stock Exchange in relation to the publication of any purchase of Notes.


(c)       Purchase at the Option of Noteholders

(i) Each Noteholder shall have the option to have all or any of his Variable Rate Notes purchased by the Issuer at their Redemption Amount on any Interest Payment Date and the Issuer will purchase such Variable Rate Notes accordingly. To exercise such option, a Noteholder shall deposit any Variable Rate Notes to be purchased with the Issuing and Paying Agent at its specified office together with all Coupons relating to such Variable Rate Notes which mature after the date fixed for purchase, together with a duly completed option exercise notice in the form obtainable from the Issuing and Paying Agent within the Noteholders' VRN Purchase Option Period shown on the face hereof. Any Variable Rate Notes so deposited may not be withdrawn (except as provided in the Agency Agreement) without the prior consent of the Issuer. Such Variable Rate Notes may be held, resold or surrendered to the Issuing and Paying Agent for cancellation. The Variable Rate Notes so purchased, while held by or on behalf of the Issuer, shall not entitle the holder to vote at any meetings of the Noteholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Noteholders or for the purposes of Conditions 9, 10 and 11.

(ii) If so provided hereon, each Noteholder shall have the option to have all or any of his Fixed Rate Notes, Floating Rate Notes or Hybrid Notes purchased by the Issuer at their Redemption Amount on any date on which interest is due to be paid on such Notes and the Issuer will purchase such Notes accordingly. To exercise such option, a Noteholder

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
shall deposit any Notes to be purchased with the Issuing and Paying Agent at its specified office together with all Coupons relating to such Notes which mature after the date fixed for purchase, together with a duly completed option exercise notice in the form obtainable from the Issuing and Paying Agent within the Noteholders' Purchase Option Period shown on the face hereof. Any Notes so deposited may not be withdrawn (except as provided in the Agency Agreement) without the prior consent of the Issuer. Such Notes may be held, resold or surrendered to the Issuing and Paying Agent for cancellation. The Notes so purchased, while held by or on behalf of the Issuer, shall not entitle the holder to vote at any meetings of the Noteholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Noteholders or for the purposes of Conditions 9, 10 and 11.


(d)       Redemption at the Option of the Issuer

          If so provided hereon, the Issuer may, on giving irrevocable notice to the Noteholders falling within the Issuer's Redemption Option Period shown on the face hereof, redeem all or, if so provided, some of the Notes at their Redemption Amount or integral multiples thereof and on the date or dates so provided. Any such redemption of Notes shall be at their Redemption Amount, together with interest accrued to the date fixed for redemption.

          All Notes in respect of which any such notice is given shall be redeemed on the date specified in such notice in accordance with this Condition.

          In the case of a partial redemption, the notice to Noteholders shall also contain the certificate numbers of the Notes to be redeemed, which shall have been drawn in such place and in such manner as may be fair and reasonable in the circumstances, taking account of prevailing market practices, subject to compliance with any applicable laws. So long as the Notes are listed on the Singapore Exchange Securities Trading Limited, the Issuer shall, comply with the rules of such Stock Exchange in relation to the publication of any redemption of Notes.


(e)       Redemption at the Option of Noteholders

(i) If so provided hereon, the Issuer shall, at the option of the holder of any Note, redeem such Note on the date or dates so provided at its Redemption Amount, together with interest accrued to the date fixed for redemption. To exercise such option, the holder must deposit such Note (together with all unmatured Coupons) with the Issuing and Paying Agent at its specified office, together with a duly completed option exercise notice in the form obtainable from the Issuing and Paying Agent within the Noteholders' Redemption Option Period shown on the face hereof. Any Note so deposited may not be withdrawn (except as provided in the Agency Agreement) without the prior consent of the Issuer.

(ii) In the event that Singapore Technologies Pte Ltd ceases to hold (either directly or indirectly through any one or more of its wholly-owned subsidiaries) at least 51 per cent. of the issued ordinary share capital of the Issuer for the time being, the Issuer will, at the option of the holder of any Note, redeem such Note at its Redemption Amount (together with interest accrued to the date fixed for redemption) on the date falling 45 days from the date of the exercise by the holder of such option. The Issuer will give prompt notice to the Noteholders of the occurrence of the event referred to in this Condition 5(e)(ii) in accordance with Condition 15. To exercise such option, a Noteholder shall deposit any Notes to be

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
redeemed with the Issuing and Paying Agent at its specified office together with all Coupons relating to such Notes which mature after the date fixed for redemption, together with a duly completed option exercise notice in the form obtainable from the Issuing and Paying Agent, no later than 30 days from the date of the Issuer's notice to the Noteholders of the occurrence of such event (or such longer period, not exceeding 45 days, as the Issuer may notify to the Noteholders in such notice). Any Notes so deposited may not be withdrawn (except as provided in the Agency Agreement).


(f)       Redemption for Taxation Reasons

          If so provided hereon, the Notes may be redeemed at the option of the Issuer in whole, but not in part, on any Reference Date or Interest Payment Date (as the case may be) or, if so specified hereon, at any time on giving not less than 30 nor more than 60 days' notice to the Noteholders (which notice shall be irrevocable), at their Redemption Amount (together with interest accrued to (but excluding) the date fixed for redemption), if (i) the Issuer has or will become obliged to pay additional amounts as provided or referred to in Condition 7, or increase the payment of such additional amounts, as a result of any change in, or amendment to, the laws (or any regulations, rulings or other administrative pronouncements promulgated thereunder) of Singapore or any political subdivision or any authority thereof or therein having power to tax, or any change in the application or official interpretation of such laws, regulations, rulings or other administrative pronouncements, which change or amendment is made public on or after the Issue Date or any other date specified in the Pricing Supplement, and (ii) such obligations cannot be avoided by the Issuer taking reasonable measures available to it, provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such additional amounts were a payment in respect of the Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Issuing and Paying Agent a certificate signed by a duly authorised officer of the Issuer stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred, and an opinion of independent legal advisers of recognised standing to the effect that the Issuer has or is likely to become obliged to pay such additional amounts as a result of such change or amendment.


(g)       Purchases

          The Issuer and any of its subsidiaries may at any time purchase Notes at any price (provided that they are purchased together with all unmatured Coupons relating to them) in the open market or otherwise, provided that in any such case such purchase or purchases is in compliance with all relevant laws, regulations and directives.

          Notes purchased by the Issuer or any of its subsidiaries may be surrendered by the purchaser through the Issuer to the Issuing and Paying Agent for cancellation or may at the option of the Issuer or relevant subsidiary be held or resold.

          For the purposes of these Conditions, "directive" includes any present or future directive, regulation, request, requirement, rule or credit restraint programme of any relevant agency, authority, central bank department, government, legislative, minister, ministry, official, public or statutory corporation, self-regulating organisation, or stock exchange.

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
(h)       Cancellation

          All Notes purchased by or on behalf of the Issuer or any of its subsidiaries may be surrendered for cancellation by surrendering each such Note together with all unmatured Coupons to the Issuing and Paying Agent at its specified office and, if so surrendered, shall, together with all Notes redeemed by the Issuer, be cancelled forthwith (together with all unmatured Coupons attached thereto or surrendered therewith). Any Notes so surrendered for cancellation may not be reissued or resold.


6.        PAYMENTS

(a)       Principal and Interest

          Payments of principal and interest in respect of the Notes will, subject as mentioned below, be made against presentation and surrender of the relevant Notes or Coupons, as the case may be, at the specified office of the Issuing and Paying Agent by a cheque drawn in the currency in which payment is due on, or, at the option of the holders, by transfer to an account maintained by the payee in that currency with, a bank in the principal financial centre for that currency.


(b)       Payments subject to law etc.

          All payments are subject in all cases to any applicable fiscal or other laws, regulations and directives, but without prejudice to the provisions of Condition 7. No commission or expenses shall be charged to the Noteholders or Couponholders in respect of such payments.


(c)       Appointment of Agents

          The Issuing and Paying Agent and its specified office are listed below. The Issuer reserves the right at any time to vary or terminate the appointment of the Issuing and Paying Agent and to appoint additional or other Issuing and Paying Agents, provided that it will at all times maintain an Issuing and Paying Agent having a specified office in Singapore.

          Notice of any such change or any change of any specified office will promptly be given to the Noteholders in accordance with Condition 15.

          The Agency Agreement may be amended by the Issuer, the Issuing and Paying Agent and the Trustee, without the consent of any holder, for the purpose of curing any ambiguity or of curing, correcting or supplementing any defective provision contained therein or in any manner which the Issuer, the Issuing and Paying Agent and the Trustee may mutually deem necessary or desirable and which does not, in the reasonable opinion of the Issuer, the Issuing and Paying Agent and the Trustee, adversely affect the interests of the holders.


(d)       Unmatured Coupons

          (i) Fixed Rate Notes and Hybrid Notes should be surrendered for payment together with all unmatured Coupons (if any) relating to

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
                 such Notes (and, in the case of Hybrid Notes, relating to interest payable during the Fixed Rate Period), failing which an amount equal to the face value of each missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the amount of such missing unmatured Coupon which the sum of principal so paid bears to the total principal due) will be deducted from the Redemption Amount due for payment. Any amount so deducted will be paid in the manner mentioned above against surrender of such missing Coupon within a period of five years from the Relevant Date for the payment of such principal (whether or not such Coupon has become void pursuant to Condition 8).

          (ii) Subject to the provisions of the relevant Pricing Supplement upon the due date for redemption of any Floating Rate Note, Variable Rate Note or Hybrid Note, unmatured Coupons relating to such Note (and, in the case of Hybrid Notes, relating to interest payable during the Floating Rate Period) (whether or not attached) shall become void and no payment shall be made in respect of them.

          (iii)  Where any Floating Rate Note, Variable Rate Note or Hybrid
                 Note is presented for redemption without all unmatured Coupons relating to it (and, in the case of Hybrid Notes, relating to interest payable during the Floating Rate Period), redemption shall be made only against the provision of such indemnity as the Issuer may require.

          (iv) If the due date for redemption or repayment of any Note is not a due date for payment of interest, interest accrued from the preceding due date for payment of interest or the Interest Commencement Date, as the case may be, shall only be payable against presentation (and surrender if appropriate) of the relevant Note.


(e)       Non-business days

          Subject as provided in the relevant Pricing Supplement, if any date for the payment in respect of any Note or Coupon is not a business day, the holder shall not be entitled to payment until the next following business day.


(f)       Default Interest

(i) If on or after the due date for payment of any sum in respect of Notes denominated in Singapore dollars, payment of all or any part of such sum shall not be made against due presentation of such Notes or, as the case may be, the Coupons, the Issuer shall pay interest on the amount so unpaid from such due date up to the day of actual receipt by the relevant Noteholders or, as the case may be, Couponholders (as well after as before judgment) at a rate per annum determined by the Issuing and Paying Agent to be equal to one per cent. and the arithmetic mean (rounded up, if necessary, to the nearest 1/16 per cent.) of the respective prime lending rates for Singapore dollars quoted by The Development Bank of Singapore Ltd. The Issuer shall pay any unpaid interest accrued on the amount so unpaid on the last business day of the calendar month in which such interest accrued and any interest payable under this paragraph (f)(i) which is not paid on the last

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
business day of the calendar month in which it accrued shall be added to the overdue sum and itself bear interest accordingly.

(ii) If on or after the due date for payment of any sum in respect of Notes denominated in a currency other than Singapore dollars, payment of all or any part of such sum shall not be made against due presentation of such Notes or, as the case may be, the Coupons, the Issuer shall pay interest on the amount so unpaid from such due date up to the day of actual receipt by the relevant Noteholders or, as the case may be, Couponholders (as well after as before judgment) at a rate per annum determined by the Issuing and Paying Agent to be equal to one per cent. per annum above the cost to the Issuing and Paying Agent (including the cost occasioned by or attributable to complying with reserves, liquidity, deposit or other requirements imposed on it by any relevant authority or authorities) of funding by whatever means the Issuing and Paying Agent determines to be appropriate an amount equal to the unpaid sum for such period (not exceeding three months) as the Issuing and Paying Agent considers appropriate. So long as the default continues then such rate shall be re-calculated on the same basis at intervals of such duration as the Issuing and Paying Agent may select, save that the amount of unpaid interest at the above rate accruing during the preceding such period shall be added to the amount in respect of which the Issuer is in default and itself bear interest accordingly.

(iii) Interest at the rate(s) determined in accordance with this paragraph (f)(i) or (f)(ii) shall be calculated on the Fixed Rate Day Basis (in the case of a Fixed Rate Note or a Hybrid Note during its Fixed Rate Period), the FRN Day Basis (in the case of a Floating Rate Note or a Hybrid Note during its Floating Rate Period) or the VRN Day Basis (in the case of a Variable Rate
Note) and the actual number of days elapsed, shall accrue on a daily basis and shall be immediately due and payable by the Issuer.


7.        TAXATION

          All payments in respect of the Notes and the Coupons by the Issuer shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Singapore or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law. In such event, in relation to Notes denominated in Singapore Dollars, the Issuer will not pay any additional amounts in respect of any such deduction or withholding from payments in respect of such Notes and Coupons for, or on account of, any such taxes, duties, assessments or governmental charges and, in relation to Notes which are not denominated in Singapore Dollars, the Issuer shall pay such additional amounts as will result in the receipt by the Noteholders and the Couponholders of such amounts as would have been received by them had no such deduction or withholding been required, except that no such additional amounts shall be payable in respect of any Note or Coupon presented for payment:-

          (a) by or on behalf of a holder who is subject to such taxes, duties, assessments or governmental charges by reason of his being connected with Singapore otherwise than by reason only of the holding of such Note or Coupon or the receipt of any sums due in respect of such Note or Coupon (including, without limitation, the

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
               holder being a resident of, or a permanent establishment in, Singapore); or

          (b) more than 30 days after the Relevant Date except to the extent that the holder thereof would have been entitled to such additional amounts on presenting the same for payment on the last day of such period of 30 days.

          As used in these Conditions, "Relevant Date" in respect of any Note or Coupon means the date on which payment in respect thereof first becomes due or (if any amount of the money payable is improperly withheld or refused) the date on which payment in full of the amount outstanding is made or (if earlier) the date falling seven days after that on which notice is duly given to the Noteholders in accordance with Condition 15 that, upon further presentation of the Note or Coupon being made in accordance with the Conditions, such payment will be made, provided that payment is in fact made upon presentation, and references to "principal" shall be deemed to include any premium payable in respect of the Notes, all Redemption Amounts and all other amounts in the nature of principal payable pursuant to Condition 5, "interest" shall be deemed to include all Interest Amounts and all other amounts payable pursuant to Condition 4 and any reference to "principal" and/or "premium" and/or "Redemption Amounts" and/or "interest" shall be deemed to include any additional amounts which may be payable under these Conditions.


8.        PRESCRIPTION

          The Notes and Coupons shall become void unless presented for payment within five years from the appropriate Relevant Date for payment.


9.        EVENTS OF DEFAULT

          If any of the following events ("Events of Default") occurs and is continuing the Trustee at its discretion may, and if so requested by holders of at least 30 per cent. in principal amount of the Notes then outstanding or if so directed by an Extraordinary Resolution shall, give notice to the Issuer that the Notes are immediately repayable, whereupon the Redemption Amount of such Notes together with accrued interest to the date of payment shall become immediately due and payable:-

          (a) the Issuer does not pay any sum payable by it under any of the Notes or the Issue Documents within five business days of its due date;

          (b) the Issuer does not perform or comply with any one or more of its obligations (other than the payment obligation of the Issuer referred to in paragraph (a)) under the Trust Deed or any of the Notes and (except where the Trustee certifies that such default is, in its opinion, incapable of remedy, in which case no such written notice shall be required) such failure continuing for a period of 14 days after the Trustee has given notice to the Issuer requiring the same to be remedied;

          (c) any representation or warranty by the Issuer in the Trust Deed or in any document delivered under the Trust Deed is not complied with in

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
               any respect or is or proves to have been incorrect in any respect when made or deemed repeated;

          (d)  (i)   any indebtedness of the Issuer or any of its Principal
                     Subsidiaries for borrowed monies is declared due and payable or accelerated (in each case) prior to its stated maturity as a result of the occurrence of an event of default, howsoever called;

               (ii) the Issuer or any of its Principal Subsidiaries defaults in the repayment or discharge of any such indebtedness when due or at the expiration of any grace period originally applicable thereto or permitted under the agreement or other document evidencing or constituting either such indebtedness; or

               (iii) the Issuer or any of its Principal Subsidiaries fails to pay when properly called upon to do so any guarantee of indebtedness for borrowed monies;

          (e) the Issuer or any of its Principal Subsidiaries being adjudicated, or otherwise being declared by any legal process to be, insolvent, or becoming insolvent, or admitting, in writing its inability to pay its debts, or being deemed unable (within the meaning of Section 254 of the Companies Act, Chapter 50 of Singapore) to pay its debts as they mature or become due, or stopping, suspending or threatening to stop or suspend payment of all or a substantial part of its debts, or beginning negotiations or taking any proceedings or other steps with a view to the readjustment, rescheduling or deferral of all its indebtedness (or of a substantial part of its indebtedness which it will or might otherwise be unable to pay when due) or proposing or making any assignment or arrangement or composition with or for the benefit of its creditors or any class of creditors (within the meaning of Section 210 of the Companies Act, Chapter 50 of Singapore);

          (f) a distress, execution or other legal process being levied or enforced upon or sued out against all or a substantial part of the business, undertaking or assets of the Issuer or any of its Principal Subsidiaries and such distress, execution or other process is not dismissed, removed or discharged within 14 days of the date of such distress, execution or other process being levied, enforced upon or sued out;

          (g) any security on or over the assets of the Issuer or any of its Principal Subsidiaries becomes enforceable;

          (h) an order being made or a resolution being passed for the winding up or dissolution of the Issuer or any of its Principal Subsidiaries otherwise than a winding up or dissolution for the purposes of or pursuant to an amalgamation, consolidation, reorganisation or reconstruction not involving insolvency and the terms thereof having been previously certified in writing by the Trustee not to be, in its opinion, materially prejudicial to the interests of the Noteholders;

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
          (i) a receiver, judicial manager, trustee, agent or similar officer being appointed of or in relation to the Issuer or any of its Principal Subsidiaries or of the whole or a substantial part of the business, undertaking or assets of the Issuer or any of its Principal Subsidiaries;

          (j) the Issuer or any of its Principal Subsidiaries ceases or threatens to cease to carry on all or a substantial part of its business or (otherwise than as permitted by the provisions of the Trust Deed) disposes or threatens to dispose of the whole or a substantial part of its property or assets (in each case, otherwise than for the purposes of such a consolidation, amalgamation, merger or reconstruction as is referred to in sub-paragraph (h) above);

          (k) a moratorium is agreed or declared in respect of all or any part of the indebtedness of the Issuer or any of its Principal Subsidiaries or any step is taken by any person with a view to the seizure, compulsory acquisition, expropriation or nationalisation of all or a substantial part of the assets of the Issuer or any of its Principal Subsidiaries;

          (l) any action, condition or thing (including the obtaining of any necessary consent) at any time required to be taken, fulfilled or done for any of the purposes stated in Clause 14(c) of the Trust Deed is not taken, fulfilled or done, or any such consent ceases to be in full force and effect without modification or any condition in or relating to any such consent is not complied with (unless that consent or condition is no longer required or applicable);

          (m) it is or will become unlawful for the Issuer to perform or comply with any one or more of its obligations under any of the Issue Documents or any of the Notes;

          (n) any of the Issue Documents or any of the Notes ceases for any reason (or is claimed by the Issuer not) to be the legal and valid obligations of the Issuer, binding upon it in accordance with its terms;

          (o) any litigation, arbitration or administrative proceeding (other than those of a frivolous or vexatious nature) is current or pending (i) to restrain the exercise of any of the rights and/or the performance or enforcement of or compliance with any of the obligations of the Issuer under the Trust Deed or any of the Notes or (ii) which affects or is likely to affect the ability of the Issuer to perform any of its payment or other material obligations under the Trust Deed or any of the Notes;

          (p) any event occurs which, under the law of any relevant jurisdiction, has an analogous or equivalent effect to any of the events mentioned in paragraph (e), (f), (g), (h), (i) or (k); and

          (q) the Issuer or any of its Principal Subsidiaries being declared by the Minister of Finance to be a declared company under the provisions of Part IX of the Companies Act, Chapter 50 of Singapore,

and in the case of any of the events in paragraphs (b), (c) and (l), the Trustee shall have certified in writing to the Issuer that the event is, in its opinion, materially prejudicial to the interests of the Noteholders.

          In this Condition, "Principal Subsidiaries" means at any particular time, any subsidiary of the Issuer:-

          (1) whose profits before tax, as shown by the accounts (consolidated in the case of a subsidiary which itself has subsidiaries) of such subsidiary, based upon which the latest audited consolidated accounts of the Issuer and its subsidiaries have been prepared, are at least 20 per cent. of the profits before tax of the Issuer and its subsidiaries as shown by such audited consolidated accounts; or

          (2) whose total assets, as shown by the accounts (consolidated in the case of a subsidiary which itself has subsidiaries) of such subsidiary, based upon which the latest audited consolidated accounts of the Issuer and its subsidiaries have been prepared, are at least 20 per cent. of the total assets of the Issuer and its subsidiaries as shown by such audited consolidated accounts, provided that if any such subsidiary (the "transferor") shall at any time transfer the whole or a substantial part of its business, undertaking or assets to another subsidiary or the Issuer (the "transferee") then:-

          (aa) if the whole or substantially the whole of the business, undertaking and assets of the transferor shall be so transferred, the transferor shall thereupon cease to be a Principal Subsidiary and the transferee (unless it is the Issuer) shall thereupon become a Principal Subsidiary; and

          (bb) if part only of the business, undertaking and assets of the transferor shall be so transferred, the transferor shall remain a Principal Subsidiary and the transferee (unless it is the Issuer) shall thereupon become a Principal Subsidiary unless immediately following such transfer, the profits before tax or the total assets of the transferor or, as the case may be, the transferee fall below 20 per cent. of the profits before tax or, as the case may be, the total assets of the Issuer and its subsidiaries, as determined in accordance with paragraph (1) or, as the case may be, paragraph (2) above.

          Any subsidiary which becomes a Principal Subsidiary by virtue of (aa) above or which remains or becomes a Principal Subsidiary by virtue of (bb) above shall continue to be a Principal Subsidiary until the date of issue of the first audited consolidated accounts of the Issuer and its subsidiaries prepared as at a date later than the date of the relevant transfer which show the profits before tax or total assets, as the case may be, of such subsidiary, as shown by the accounts (consolidated in the case of a company which itself has subsidiaries) of such subsidiary, based upon which such audited consolidated accounts have been prepared, to be less than 20 per cent. of the profits before tax or total assets, as the case may be, of the Issuer and its subsidiaries as shown by such audited consolidated accounts. A report by the Auditors for the time being of the Issuer, who shall also be responsible for producing any pro-forma accounts required for the above purposes, that in their opinion a subsidiary is or is not a Principal Subsidiary shall, in the absence of manifest error, be conclusive, Provided always that any reference in these Conditions to the Principal Subsidiaries of the Issuer shall not include Winstek Semiconductor Corporation.


10.       ENFORCEMENT OF RIGHTS

          At any time after the Notes shall have become due and payable, the Trustee may, at its discretion and without further notice, institute such proceedings against the Issuer as it may think fit to enforce repayment of the Notes, together with accrued interest, but it shall not be bound to take any such proceedings unless (a) it shall have been so directed by an Extraordinary Resolution of the Noteholders or so requested in writing by Noteholders holding not less than 30 per cent. in principal amount of the Notes outstanding and (b) it shall have been indemnified by the Noteholders to its satisfaction. No Noteholder or Couponholder shall be entitled to proceed directly against the Issuer unless the Trustee, having become bound to do so, fails or neglects to do so within a reasonable period and such failure or neglect shall be continuing.


11.       MEETING OF NOTEHOLDERS AND MODIFICATIONS

          The Trust Deed contains provisions for convening meetings of Noteholders of a Series to consider any matter affecting their interests, including modification by Extraordinary Resolution of the Notes of such Series (including these Conditions insofar as the same may apply to such Notes) or any of the provisions of the Trust Deed.

          The Trustee or the Issuer at any time may, and the Trustee upon the request in writing by Noteholders holding not less than one-tenth of the principal amount of the Notes of any Series for the time being outstanding shall, convene a meeting of the Noteholders of that Series. An Extraordinary Resolution duly passed at any such meeting shall be binding on all the Noteholders, whether present or not and on all relevant Couponholders, except that any Extraordinary Resolution proposed, inter alia, (a) to amend the dates of maturity or redemption of the Notes or any date for payment of interest or Interest Amounts on the Notes, (b) to reduce or cancel the principal amount of, or any premium payable on redemption of, the Notes, (c) to reduce the rate or rates of interest in respect of the Notes or to vary the method or basis of calculating the rate or rates of interest or the basis for calculating any Interest Amount in respect of the Notes, (d) to vary any method of, or basis for, calculating the Redemption Amount, (e) to vary the currency or currencies of payment or denomination of the Notes, (f) to take any steps that as specified hereon may only be taken following approval by an Extraordinary Resolution to which the special quorum provisions apply or (g) to modify the provisions concerning the quorum required at any meeting of Noteholders or the majority required to pass the Extraordinary Resolution, will only be binding if passed at a meeting of the Noteholders (or at any adjournment thereof) at which a special quorum (provided for in the Trust Deed) is present.

          The Trustee may agree, without the consent of the Noteholders or Couponholders, to (a) any modification of any of the provisions of the Trust Deed which in the opinion of the Trustee is of a formal, minor or technical nature or is made to correct a manifest error or to comply with mandatory provisions of Singapore law and (b) any other modification (except as mentioned in the Trust Deed), and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed which is in the opinion of the Trustee not materially prejudicial to the interests of the Noteholders. Any such modification, authorisation or waiver shall be binding on the Noteholders and the Couponholders and, if the Trustee so requires, such modification shall be notified to the Noteholders as soon as practicable.

          In connection with the exercise of its functions (including but not limited to those in relation to any proposed modification, waiver, authorisation or substitution) the Trustee shall have regard to the interests of the Noteholders as a class and shall not have regard to the consequences of such exercise for individual Noteholders or Couponholders.

          These Conditions may be amended, modified, or varied in relation to any Series of Notes by the terms of the relevant Pricing Supplement in relation to such Series.


12.       REPLACEMENT OF NOTES AND COUPONS

          If a Note or Coupon is lost, stolen, mutilated, defaced or destroyed it may be replaced, subject to applicable laws, at the specified office of the Issuing and Paying Agent, or at the specified office of such other Issuing and Paying Agent as may from time to time be designated by the Issuer for the purpose and notice of whose designation is given to Noteholders in accordance with Condition 15, on payment by the claimant of the fees and costs incurred in connection therewith and on such terms as to evidence, security and indemnity (which may provide, inter alia, that if the allegedly lost, stolen or destroyed Note or Coupon is subsequently presented for payment, there will be paid to the Issuer on demand the amount payable by the Issuer in respect of such Note or Coupon) and otherwise as the Issuer may require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued.


13.       FURTHER ISSUES

          The Issuer may from time to time without the consent of the Noteholders or Couponholders create and issue further notes having the same terms and conditions as the Notes of any Series and so that the same shall be consolidated and form a single Series with such Notes, and references in these Conditions to "Notes" shall be construed accordingly.


14.       INDEMNIFICATION OF THE TRUSTEE

          The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking proceedings to enforce repayment unless indemnified to its satisfaction. The Trust Deed also contains a provision entitling the Trustee to enter into business transactions with the Issuer or any of its subsidiaries without accounting to the Noteholders or Couponholders for any profit resulting from such transactions.

15.       NOTICES

          Notices to the holders will be valid if published in a daily newspaper of general circulation in Singapore (or, if the holders of any Series of Notes can be identified, notices to such holders will also be valid if they are given to each of such holders). It is expected that such publication will be made in the Business Times. Notices will, if published more than once or on different dates, be deemed to have been given on the date of the first publication in such newspaper as provided above.

          Couponholders shall be deemed for all purposes to have notice of the contents of any notice to the holders in accordance with this Condition 15.

          Until such time as any Definitive Notes (as defined in the Trust Deed) are issued, there may, so long as the Global Note(s) is or are held in its or their entirety on behalf of the Depository, be substituted for such publication in such newspapers the delivery of the relevant notice to the Depository for communication by it to the Noteholders, except that if the Notes are listed on the Singapore Exchange Securities Trading Limited and the rules of such exchange so require, notice will in any event be published in accordance with the previous paragraph. Any such notice shall be deemed to have been given to the Noteholders on the seventh day after the day on which the said notice was given to the Depository.

          Notices to be given by any Noteholder pursuant hereto (including to the Issuer) shall be in writing and given by lodging the same, together with the relative Note or Notes, with the Issuing and Paying Agent. Whilst the Notes are represented by a Global Note, such notice may be given by any Noteholder to the Issuing and Paying Agent through the Depository in such manner as the Issuing and Paying Agent and the Depository may approve for this purpose.

          Notwithstanding the other provisions of this Condition, in any case where the identity and addresses of all the Noteholders are known to the Issuer, notices to such holders may be given individually by recorded delivery mail to such addresses and will be deemed to have been given when received at such addresses.


16.       GOVERNING LAW

          The Notes and the Coupons are governed by, and shall be construed in accordance with, the laws of Singapore.


17.       CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 2001

          No person shall have any right to enforce any term or condition of the Notes under the Contracts (Rights of Third Parties) Act 2001.


                            Issuing and Paying Agent

                  Citicorp Investment Bank (Singapore) Limited,
                         300, Tampines Avenue 5, #07-00,

                               Tampines Junction,
                                Singapore 529653.

                               S C H E D U L E  1


                                    PART III


              FORM OF COUPON FOR FIXED RATE NOTES AND HYBRID NOTES

On the front:-

                          ST ASSEMBLY TEST SERVICES LTD

             S$500,000,000 MULTICURRENCY MEDIUM TERM NOTE PROGRAMME
                                 Series No. [ ]
                                [Title of Issue]

Coupon for [             ] due on [         ], [   ]*.

          This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon appertains, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such
Note) at the specified office of the Issuing and Paying Agent set out on the reverse hereof (or any further or other Issuing and Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).



                                             ST ASSEMBLY TEST SERVICES LTD


                                             By:
                                                --------------------------------
                                                     Duly Authorised Officer

*    Applicable to Hybrid Notes during the Fixed Rate Period only.

--------------------------------------------------------------------------------

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

--------------------------------------------------------------------------------

On the reverse:-

Issuing and Paying Agent

Citicorp Investment Bank (Singapore) Limited,
300, Tampines Avenue 5, #07-00,
Tampines Junction,
Singapore 529653.

                               S C H E D U L E  1


                                     PART IV


                     FORM OF COUPON FOR FLOATING RATE NOTES,
                      VARIABLE RATE NOTES AND HYBRID NOTES


On the front:-


                          ST ASSEMBLY TEST SERVICES LTD

             S$500,000,000 MULTICURRENCY MEDIUM TERM NOTE PROGRAMME
                                 Series No. [ ]
                                [Title of Issue]


          Coupon for the amount of interest due on the [Interest Payment Date
falling in](1)/[first day of the Interest Period ending in](2) [      ], [ ]
(and which is subject to adjustment in accordance with the Conditions referred to below).

          This Coupon is payable to bearer (subject to the Conditions endorsed on the Note to which this Coupon appertains, which shall be binding upon the holder of this Coupon whether or not it is for the time being attached to such
Note) at the specified office of the Issuing and Paying Agent set out on the reverse hereof (or any further or other Issuing and Paying Agents or specified offices duly appointed or nominated and notified to the Noteholders).

          If the Note to which this Coupon appertains shall have become due and payable before the maturity date of this Coupon, this Coupon shall become void and no payment shall be made in respect of it.



                                             ST ASSEMBLY TEST SERVICES LTD



                                             By:
                                                --------------------------------
                                                     Duly Authorised Officer

On the reverse:-

Issuing and Paying Agent

Citicorp Investment Bank (Singapore) Limited,
300, Tampines Avenue 5, #07-00,
Tampines Junction,
Singapore 529653.


--------------------------------------------------------------------------------

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

--------------------------------------------------------------------------------


Notes:-

(1) in the case of Floating Rate Notes, Variable Rate Notes and (during the Floating Rate Period only) Hybrid Notes.

(2)  in the case of Variable Rate Notes

                               S C H E D U L E  2


                          FORM OF TEMPORARY GLOBAL NOTE


                          ST ASSEMBLY TEST SERVICES LTD
               (Incorporated with limited liability in Singapore)

             S$500,000,000 MULTICURRENCY MEDIUM TERM NOTE PROGRAMME


Series No. [                ]

Tranche No. [               ]


                                [Title of Issue]


                              TEMPORARY GLOBAL NOTE


This is a Temporary Global Note in respect of an issue of notes ("Notes"), having an aggregate principal amount equal to the Denomination Amount stated above constituted by a Trust Deed (the "Trust Deed") dated 10th January, 2002 made between ST Assembly Test Services Ltd (the "Issuer") and British and Malayan Trustees Limited, as trustee for the holders of the Notes.


Authority to Issue

The issue of the Notes was authorised by resolutions of the Board of Directors of the Issuer passed on 25th September, 2001.


Interpretation and Definitions

References in this Temporary Global Note to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Part II of Schedule 1 to the Trust Deed) as such form is supplemented and/or modified and/or superseded by the provisions of this Temporary Global Note. Other capitalised terms used in this Temporary Global Note shall have the meanings given to them in the Conditions or the Trust Deed.


Promise to Pay

The Issuer for value received hereby unconditionally promises to pay to the bearer of this Temporary Global Note on the Maturity Date stated below (if this Temporary Global Note is stated to be a Fixed Rate Note or Hybrid Note) or on the Interest Payment Date falling in the Redemption Month stated below (if this Temporary Global Note is stated to be a Floating Rate Note, Variable Rate Note or Hybrid Note) or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions upon presentation and surrender of this Temporary Global Note the Redemption Amount in respect of the aggregate principal amount of Notes represented by this Temporary Global Note and (unless this Temporary Global Note does not bear interest) to pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date stated below at the Interest Rate stated below (if this Temporary Global Note is stated below to be a Fixed Rate Note), at the rates determined in accordance with Condition 4(II) (if this Temporary Global Note is stated to be a Floating Rate Note or a Variable Rate Note) or at the Interest Rate stated below and at the rates of interest determined in accordance with Condition 4(III) (if it is stated to be a Hybrid Note) in arrear on the dates for payment provided for in the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed [; provided, however, that no payments shall be made on this Temporary Global Note prior to the Exchange Date (as defined herein) in respect of Notes represented by this Temporary Global Note unless the Issuing and Paying Agent shall have received, prior to the date of each such payment, certification of non-U.S. beneficial ownership by The Central Depository (Pte) Limited (the "Depository") substantially in the form of the certificate attached as Exhibit A to the effect that the Depository has received a certificate substantially in the form of the certificate attached as Exhibit B; and provided, further, such certification shall be deemed a request to exchange this Temporary Global Note as provided herein if such certification is received more than 40 days after the issue date of the Notes. On or after the Exchange Date, no payments will be made on this Temporary Global Note unless exchange of this Temporary Global Note for interests in the Permanent Global Note (as defined herein) is improperly withheld or refused](1).

The aggregate principal amount from time to time of this Temporary Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the relevant column of the Principal Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon (i) the issue of Notes initially represented hereby, [(ii) the exchange of the whole or a part of this Temporary Global Note for interests in the Permanent Global Note (as defined herein),](1) [(ii) the exchange in whole (but not in part) of this Temporary Global Note for Definitive Notes (as defined herein),](2), (iii) the redemption, purchase or cancellation of Notes represented hereby, (iv) payments of principal in respect of this Temporary Global Note [and/or](4) [(v) exchanges for Direct Rights under the Deed of Covenant](3), all as described below.

[The permanent global Note (the "Permanent Global Note") to be issued on exchange for interests in this Temporary Global Note will be substantially in the form set out in Schedule 3 to the Trust Deed](1).

[So long as Notes are represented by this Temporary Global Note and this Temporary Global Note is held by the Depository, transfers of beneficial interests in this Temporary Global Note will be effected only through records maintained by the Depository.](3)


Exchange

[The Issuer hereby irrevocably undertakes that it will, not later than the date falling [three calendar months] after the Issue Date (the "Exchange Date"), exchange this Temporary Global Note (free of charge to the holder) for bearer Notes in definitive form ("Definitive Notes") in an aggregate principal amount equal to the principal amount of this Temporary Global Note submitted for exchange.](2)

[On or after the Exchange Date (as defined herein), this Temporary Global Note may be exchanged in whole or in part (free of charge to the holder) by its presentation and, on exchange in full, surrender to or to the order of the Issuing and Paying Agent for interests in the Permanent Global Note in an aggregate principal amount equal to the principal amount of this Temporary Global Note submitted for exchange and with respect to which there shall also be presented to the Issuing and Paying Agent a certificate dated no earlier than the Exchange Date from the Depository substantially in the form of the certificate attached as Exhibit A.

"Exchange Date" means a day falling not less than 40 days from the issue date of the Notes after the day on which the notice in writing has been given to the Issuing and Paying Agent by the Depository acting on behalf of an Accountholder (as defined below) requiring exchange and on which commercial banks are open for business in Singapore.

Upon the whole or part of this Temporary Global Note being exchanged for the Permanent Global Note, the Permanent Global Note shall be exchangeable in accordance with its terms for Definitive Notes.](1)

[The Definitive Notes for which this Temporary Global Note may be exchangeable shall be duly executed and authenticated, shall have attached to them all Coupons in respect of interest that has not already been paid on this Temporary Global Note and shall be substantially in the form set out in Part I of Schedule 1 to the Trust Deed.](2)

Upon any exchange of this Temporary Global Note for [an equivalent interest in the Permanent Global Note]/[Definitive Notes](4), the portion of the principal amount hereof so exchanged shall be endorsed by or on behalf of the Issuing and Paying Agent in the Principal Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged and endorsed. Upon exchange (or payment) in whole, this Temporary Global Note shall be deemed fully paid and shall be cancelled by the Issuing and Paying Agent and, unless otherwise instructed by the Issuer, the cancelled Temporary Global Note shall be returned to the Issuer.


Benefit of Conditions

Except as otherwise specified herein, this Temporary Global Note is subject to the Conditions and the provisions of the Trust Deed and, until the whole of this Temporary Global Note is exchanged for [equivalent interests in the Permanent Global Note]/[Definitive Notes](4), the holder of this Temporary Global Note shall in all respects be entitled to the same benefits as if it were the holder of [the Permanent Global Note in respect of interests in which it may be exchanged]/[the Definitive Notes for which it may be exchanged](4) as if [the Permanent Global Note]/[such Definitive Notes](4) had been issued on the Issue Date, except that the holder of this Temporary Global Note shall not be entitled to receive any payment hereon except as provided herein.


Payments

[No person shall be entitled to receive any payment in respect of the Notes represented by this Temporary Global Note that falls due on or after the Exchange Date unless, upon due presentation of this Temporary Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer.](2)

If any payment in full of principal is made in respect of any Note represented by this Temporary Global Note, the portion of this Temporary Global Note representing such Note shall be cancelled and the amount so cancelled shall be endorsed by or on behalf of the Issuing and Paying Agent in the Principal Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made) whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed. If any other payments are made in respect of the Notes represented by this Temporary Global Note, a record of each such payment shall be endorsed by or on behalf of the Issuing and Paying Agent on such Payment Schedule hereto (such endorsement being prima facie evidence that the payment in question has been made).


[Accountholders

In accordance with the requirements of the Depository, for so long as any of the Notes is represented by this Temporary Global Note and this Temporary Global
Note is held by the Depository, each person who is for the time being shown in the records of the Depository as the holder of a particular principal amount of such Notes (each an "Accountholder") shall be deemed to be (and shall be treated by the Issuer, the Issuing and Paying Agent, all other agents of the Issuer and the Trustee as) the holder of such principal amount of Notes for all purposes (including, without limitation, for the purpose of giving notices under the Conditions) other than with respect to the payment of principal, interest and other amounts in respect of the Notes, the right to which shall be vested, as against the Issuer, solely in the bearer of this Temporary Global Note, in accordance with and subject to its terms. Each Accountholder must look solely to the Depository for its share of each payment made to the bearer of this Temporary Global Note. Any certificate or other document issued by the Depository as to the principal amount of Notes standing to the account of any Accountholder shall be conclusive and binding for all purposes save in the case of manifest error.

The Issuer covenants in favour of the Trustee and each Accountholder that it will make all payments in respect of the principal amount of Notes for the time being shown in the records of the Depository as being held by the Accountholder and represented by this Temporary Global Note to the bearer of this Temporary Global Note and acknowledges the rights of each Accountholder under the Deed of Covenant (the "Deed of Covenant", which expression shall include any amendments and/or supplements thereto and/or restatements thereof made from time to time) dated 10th January, 2002 executed by the Issuer in relation to the Notes.](3)


Cancellation

Cancellation of any Note represented by this Temporary Global Note that is required by the Conditions to be cancelled shall be effected by reduction in the principal amount of this Temporary Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the Principal Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.


[Direct Rights

If there shall occur any event of default entitling the Trustee to declare all of the Notes to be due and payable, as provided in the Conditions, the Trustee may exercise the right to declare Notes represented by this Temporary Global Note due and payable in the circumstances described in the Conditions by stating in a notice given to the Issuer (the "default notice") the principal amount of Notes (which may be less than the outstanding principal amount of this Temporary Global Note) which is being declared due and payable.

Following the giving of the default notice, the holder of the Notes represented by this Temporary Global Note may (subject as provided below) elect that direct rights ("Direct Rights") under the provisions of the Deed of Covenant shall come into effect in respect of a principal amount of Notes up to the aggregate principal amount in respect to which such default notice has been given. Such election shall be made by notice to the Issuing and Paying Agent and presentation of this Temporary Global Note to or to the order of the Issuing and Paying Agent for reduction of the principal amount of Notes represented by this Temporary Global Note by such amount as may be stated in such notice and by endorsement of the Principal Schedule hereto of the principal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant. Upon each such notice being given, this Temporary Global Note shall become void to the extent of the principal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect. No such election may however be made on or before the Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.](3)


Notices

Notices required to be given in respect of the Notes represented by this Temporary Global Note may be given by their being delivered (so long as this Temporary Global Note is held on behalf of the Depository) to the Depository, or otherwise to the holder of this Temporary Global Note rather than by publication as required by the Conditions, except that so long as the Notes are listed on Singapore Exchange Securities Trading Limited and the rules of that exchange so require, notices in respect of such Notes shall also be published in a daily newspaper in the English language having general circulation in Singapore.


Others

No provision of this Temporary Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium (if any) of and interest on the Notes when due in accordance with the Conditions.

This Temporary Global Note shall not become valid or obligatory for any purpose unless and until the Certificate of Authentication hereon has been signed by or on behalf of Citicorp Investment Bank (Singapore) Limited as Issuing and Paying Agent.

This Temporary Global Note shall be governed by, and construed in accordance with, the laws of Singapore.

IN WITNESS whereof the Issuer has caused this Temporary Global Note to be executed under its Common Seal and signed manually on its behalf by two Directors or a Director and the Secretary of the Issuer.



                                             ST ASSEMBLY TEST SERVICES LTD



                                             -----------------------------------
                                                         Director



                                             -----------------------------------
                                                     Director/Secretary

Dated as of the Issue Date specified above.


CERTIFICATE OF AUTHENTICATION

This Temporary Global Note is authenticated by or on behalf of the Issuing and Paying Agent, Citicorp Investment Bank (Singapore) Limited.




By:
   ---------------------------------------
         duly authorised signatory

(Without recourse, warranty or liability)


--------------------------------------------------------------------------------

ANY UNITED STATES PERSON WHO HOLDS THIS OB LIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

--------------------------------------------------------------------------------

Notes:-

(1) Insert where Temporary Global Note is to be exchanged for Permanent Global Note.

(2)  Insert where Temporary Global Note is to be exchanged for Definitive
     Notes.

(3)  Insert where Temporary Global Note is to be deposited with the Depository.

(4)  Delete as appropriate.

                               PRINCIPAL SCHEDULE


                                     Part I


       Principal Amount of Notes Represented by this Temporary Global Note


The following (i) issue of Notes initially represented by this Temporary Global Note, [(ii) exchanges of the whole or a part of this Temporary Global Note for interests in the Permanent Global Note,](1) [(ii) exchange in whole (but not in part) of this Temporary Global Note for Definitive Notes,](2) (iii) redemption, purchase or cancellation of interests in this Temporary Global Note, (iv) payments of principal in respect of this Temporary Global Note [and/or](4), [(v) exchanges for Direct Rights under the Deed of Covenant](3) have been made, resulting in the principal amount of this Temporary Global Note specified in the latest entry in the fourth column below:-

                                         REASON FOR
                                         DECREASE IN
                   AMOUNT OF             PRINCIPAL AMOUNT
                   DECREASE IN           OF THIS TEMPORARY      PRINCIPAL AMOUNT
                   PRINCIPAL AMOUNT      GLOBAL NOTE            OF THIS TEMPORARY      NOTATION MADE BY
                   OF THIS               (EXCHANGE,             GLOBAL NOTE ON         OR ON BEHALF OF
                   TEMPORARY GLOBAL      CANCELLATION OR        ISSUE OR               THE ISSUING AND
DATE               NOTE                  PAYMENT)               FOLLOWING DECREASE     PAYING AGENT

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

-------------      -----------------     -----------------      ------------------     -----------------

                                     Part II


                                  Direct Rights


The principal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:-

                       ADDITIONAL PRINCIPAL          AGGREGATE PRINCIPAL
                       AMOUNT OF NOTES IN            AMOUNT SUBJECT TO             NOTATION BY OR ON
                       RESPECT OF WHICH              DIRECT RIGHTS                 BEHALF OF THE
                       DIRECT RIGHTS HAVE            FOLLOWING SUCH                ISSUING AND
DATE                   BEEN ELECTED                  ELECTION                      PAYING AGENT

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

----------------       --------------------          --------------------          -----------------

                                PAYMENT SCHEDULE


The following payments in respect of this Temporary Global Note have been made:-

                                                                                        NOTATION MADE BY
                                             AMOUNT OF            AMOUNT OF             OR ON BEHALF OF
DUE DATE OF               DATE OF            INTEREST DUE         INTEREST              THE ISSUING AND
PAYMENT                   PAYMENT            AND PAYABLE          PAID                  PAYING AGENT

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

-----------------         ---------------    ---------------      ---------------       ------------------

                                  THE SCHEDULE


            [Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Schedule]

                                                                      [EXHIBIT A



                     FORM OF CLEARING SYSTEM CERTIFICATE OF
                       NON-U.S. CITIZENSHIP AND RESIDENCY


                  ST ASSEMBLY TEST SERVICES LTD (the "Issuer")

                                [Title of Issue]

                  Security Code: [ ] ISIN No. [ ] (the "Notes")


          This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set out below (our "Member Organisations") substantially to the effect required in the Temporary Global Note in respect of the Notes, as of
the date hereof [               ] principal amount of the Notes (1) is owned by
persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (2) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their account or for resale, or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (3) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (3) above (whether or not also described in clause (1) or (2)) have certified that they have not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions. Any such certification by electronic transmission satisfies the requirements set forth in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3) (ii). We will retain all certifications from our Member Organisations for the period specified in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(3)(i).

          We further certify (1) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Note excepted in such certificates and (2) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisation with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          As used therein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, America Samoa, Wake Island and the Northern Mariana Islands.

          If the Notes are of a category contemplated in Section 230.903(b)(3) of Regulation S under the United States Securities Act of 1933, as amended (the "Act") then this is also to certify with respect to such nominal amount of Notes set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such nominal amount, certifications with respect to such portion, substantially to the effect set forth in the Temporary Global Note in respect of the Notes.

          We understand that this certificate is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.


Yours faithfully,
The Central Depository (Pte) Limited



By:                                          Dated:
   ---------------------------------               -----------------------------
        Authorised Signatory                 [Not earlier than the Exchange Date
                                             (as defined in the Temporary
                                             Global Note)]

                                                                       EXHIBIT B



                             FORM OF CERTIFICATE OF
                       NON-U.S. CITIZENSHIP AND RESIDENCY


                  ST ASSEMBLY TEST SERVICES LTD (the "Issuer")

                                [Title of Issue]

                  Security Code: [ ] ISIN No. [ ] (the "Notes")


To:  The Central Depository (Pte) Limited


     This is to certify that as of the date hereof, and except as set out below, the Notes held by you for our account (1) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States person(s)"), (2) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Notes through foreign branches of United States financial institutions and who hold the Notes through such United States financial institutions on the date hereof (and in either case
(a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (3) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Notes is a United States or foreign financial institution described in clause (3) above (whether or not also described in clause (1) or (2)) this is to further certify that such financial institution has not acquired the Notes for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     If the Notes are of the category contemplated in Section 230.903(b)(3) of Regulation S under the United States Securities Act of 1933, as amended (the "Act") then this is also to certify that, except as set forth below (i) in the case of debt securities, the Notes are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Notes in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Notes are owned by (aa) non-U.S. person(s) (and such person(s) are not acquiring the Notes for the account or benefit of U.S. person(s)) or
(bb) U.S. person(s) who purchased the Notes in a transaction which did not require registration under the Act.

     If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.903(b)(5) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Notes are being exercised by and on behalf of non-U.S.

person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia) and its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to that date on which you intend to submit your certificate relating to the Notes held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certificate applies as of such date.

     This certificate excepts and does not relate to [             ] principal
amount of such interest in the Notes in respect of which we are not able to certify and as to which we understand exchange for an equivalent interest in the Permanent Global Note (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

     We understand that this certificate is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorise you to produce this certificate to any interested party in such proceedings.



Dated:
      ----------------------------------



By:
   --------------------------------------
[Name of person giving certificate]
As, or as agent for, the beneficial owner(s) of
the above Notes to which this certificate relates.](1)

                               S C H E D U L E  3


                          FORM OF PERMANENT GLOBAL NOTE


                          ST ASSEMBLY TEST SERVICES LTD
               (Incorporated with limited liability in Singapore)

             S$500,000,000 MULTICURRENCY MEDIUM TERM NOTE PROGRAMME


Series No. [                   ]

Tranche No. [                  ]

                                [Title of Issue]


                              PERMANENT GLOBAL NOTE

This is a Permanent Global Note in respect of an issue of notes ("Notes"), having an aggregate principal amount equal to the Denomination Amount stated below constituted by a Trust Deed (the "Trust Deed") dated 10th January, 2002 made between ST Assembly Test Services Ltd (the "Issuer") and British and Malayan Trustees Limited, as trustee for the holders of the Notes.


Authority to Issue

The issue of the Notes was authorised by resolutions of the Board of Directors of the Issuer passed on 25th September, 2001.


Interpretation and Definitions

References in this Permanent Global Note to the "Conditions" are to the Terms and Conditions applicable to the Notes (which are in the form set out in Part II of Schedule 1 to the Trust Deed) as such form is supplemented and/or modified and/or superseded by the provisions of this Permanent Global Note. Other capitalised terms used in this Permanent Global Note shall have the meanings given to them in the Conditions or the Trust Deed.


Promise to Pay

The Issuer for value received hereby unconditionally promises to pay to the bearer of this Permanent Global Note on the Maturity Date stated below (if this Permanent Global Note is stated to be a Fixed Rate Note or Hybrid Note) or on the Interest Payment Date falling in the Redemption Month stated below (if this Permanent Global Note is stated to be a Floating Rate Note, Variable Rate Note or Hybrid Note) or on such earlier date as the Redemption Amount may become repayable in accordance with the Conditions upon presentation and surrender of this Permanent Global Note the Redemption Amount in respect of the aggregate principal amount of Notes represented by this Permanent Global Note and to

(unless this Permanent Global Note does not bear interest) pay interest in respect of such aggregate principal amount of Notes from the Interest Commencement Date stated below at the Interest Rate stated below (if this Permanent Global Note is stated below to be a Fixed Rate Note) or at the rates determined in accordance with Condition 4(II) (if this Permanent Global Note is stated to be a Floating Rate Note or a Variable Rate Note) or at the Interest Rate stated below and at the rates of interest determined in accordance with Condition 4(III) (if it is stated to be a Hybrid Note) in arrear on the dates for payment provided for in the Conditions together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

The aggregate principal amount from time to time of this Permanent Global Note shall be an amount equal to the aggregate principal amount of the Notes as shall be shown by the latest entry in the relevant column of the Principal Schedule hereto, which shall be completed by or on behalf of the Issuing and Paying Agent upon [(i) the issue of Notes initially represented hereby,](1) [(i) the exchange of the whole or a part of the Temporary Global Note initially representing the Notes for a corresponding interest herein,](2) (ii) the exchange in whole (but not in part) of this Permanent Global Note for Definitive Notes (as defined herein), (iii) the redemption, purchase or cancellation of Notes represented hereby, (iv) payments of principal in respect of this Permanent Global Note and/or [(v) exchange for Direct Rights under the Deed of Covenant](3), all as described below.

[So long as Notes are represented by this Permanent Global Note and this Permanent Global Note is held by The Central Depository (Pte) Limited (the "Depository"), transfers of beneficial interests in this Permanent Global Note will be effected only through records maintained by the Depository.](3)


Exchange

This Permanent Global Note is exchangeable, on or after the Exchange Date, in whole (but not in part), free of charge to the holder, for bearer Notes in definitive form ("Definitive Notes") if this Permanent Global Note is held by or on behalf of the Depository and (i) an event of default (as defined in the Conditions) has occurred and is continuing, (ii) the Depository has closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise), (iii) the Depository has announced an intention permanently to cease business and no alternative clearing system is available or
(iv) the Depository has notified the Issuer that it is unable or unwilling to act as depository for the Notes and to continue performing its duties set out in the Depository Agreement dated 10th January, 2002 made between the Issuer and the Depository and no alternative clearing system is available. In any such case, this Permanent Global Note will be exchanged, on or after the Exchange Date (as defined herein) at the Issuing and Paying Agent's specified office for Definitive Notes in the Denomination Amount stated below, having attached to them all Coupons in respect of interest which has not already been paid on this Permanent Global Note and substantially in the form set out in Part I of
Schedule 1 to the Trust Deed, and the Issuing and Paying Agent shall deliver in exchange for this Permanent Global Note, Definitive Notes in an aggregate principal amount equal to the principal amount of this Permanent Global Note.

"Exchange Date" means a day falling not less than 60 days after the day on which the notice in writing has been given to the Issuing and Paying Agent by the Depository acting on behalf of an Accountholder (as defined herein) requesting exchange and on which commercial banks are open for business in Singapore.

Upon exchange (or payment) in whole this Permanent Global Note shall be deemed fully paid and shall be cancelled by the Issuing and Paying Agent and, unless otherwise instructed by the Issuer, the cancelled Permanent Global Note shall be returned to the Issuer.


Benefit of Conditions

Except as otherwise specified herein, this Permanent Global Note is subject to the Conditions and the provisions of the Trust Deed and, until the whole of this Permanent Global Note is exchanged for Definitive Notes, the holder of this Permanent Global Note shall in all respects be entitled to the same benefits as if it were the holder of Definitive Notes for which it may be exchanged as if such Definitive Notes had been issued on the Issue Date, except that the holder of this Permanent Global Note shall not be entitled to receive any payment hereon except as provided herein.


Payments

No person shall be entitled to receive any payment in respect of the Notes represented by this Permanent Global Note that falls due on or after the Exchange Date unless, upon due presentation of this Permanent Global Note for exchange, delivery of Definitive Notes is improperly withheld or refused by or on behalf of the Issuer or the Issuer does not perform or comply with any one or more of what are expressed to be its obligations under any Definitive Notes.

Payments in respect of this Permanent Global Note shall be made to its holder against presentation and (if no further payment falls to be made on it) surrender of it and at the specified office of the Issuing and Paying Agent or of any paying agent provided for in the Conditions. A record of each such payment shall be endorsed on the Principal or Payment Schedule hereto, as appropriate, by the Issuing and Paying Agent, which endorsement shall (until the contrary is proved) be prima facie evidence that the payment in question has been made.


[Accountholders

In accordance with the requirements of the Depository, for so long as any of the Notes is represented by this Permanent Global Note and this Permanent Global
Note is held by the Depository, each person who is for the time being shown in the records of the Depository as the holder of a particular principal amount of such Notes (each an "Accountholder") shall be deemed to be (and shall be treated by the Issuer, the Issuing and Paying Agent, all other agents of the Issuer and the Trustee as) the holder of that principal amount of Notes for all purposes (including, without limitation, for the purpose of giving notices under the Conditions) other than with respect to the payment of principal, interest and other amounts in respect of the Notes, the right to which shall be vested, as against the Issuer, solely in the bearer of this Permanent Global Note, in accordance with and subject to its terms. Each Accountholder must look solely to the Depository for its share of each payment made to the bearer of this Permanent Global Note. Any certificate or other document issued by the Depository as to the principal amount of Notes standing to the account of any Accountholder shall be conclusive and binding for all purposes save in the case of manifest error.

The Issuer covenants in favour of the Trustee and each Accountholder that it will make all payments in respect of the principal amount of Notes for the time being shown in the records of the Depository as being held by the Accountholder and represented by this Permanent Global Note to the bearer of this Permanent Global Note and acknowledges the rights of each Accountholder under the Deed of Covenant (the "Deed of Covenant", which expression shall include any amendments and/or supplements thereto and/or restatements thereof made from time to time) dated 10th January, 2002 executed by the Issuer in relation to the Notes.](3)


Prescription

Claims in respect of principal and interest (as each is defined in the Conditions) in respect of this Permanent Global Note shall become void unless it is presented for payment within a period of five years from the appropriate Relevant Date.


Meetings

The holder of this Permanent Global Note shall (unless this Permanent Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders and, at any such meeting, as having one vote in respect of each principal amount of Notes equal to the minimum Denomination Amount of the Notes for which this Permanent Global Note may be exchanged.


Cancellation

Cancellation of any Note represented by this Permanent Global Note that is required by the Conditions to be cancelled shall be effected by reduction in the principal amount of this Permanent Global Note representing such Note on its presentation to or to the order of the Issuing and Paying Agent for endorsement in the Principal Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so cancelled and endorsed.


Direct Rights

If there shall occur any event of default entitling the Trustee to declare all of the Notes to be due and payable, as provided in the Conditions, the Trustee may exercise the right to declare Notes represented by this Permanent Global Note due and payable in the circumstances described in the Conditions by stating in the notice given to the Issuing and Paying Agent and the Issuer (the "default notice") the principal amount of Notes (which may be less than the outstanding principal amount of this Permanent Global Note) which is being declared due and payable.

Following the giving of the default notice, the holder of the Notes represented by this Permanent Global Note may (subject as provided below) elect that direct rights ("Direct Rights") under the provisions of the Deed of Covenant shall come into effect in respect of a principal amount of Notes up to the aggregate principal amount in respect to which such default notice has been given. Such election shall be made by notice to the Issuing and

Paying Agent and presentation of this Permanent Global Note to or to the order of the Issuing and Paying Agent for reduction of the principal amount of Notes represented by this Permanent Global Note by such amount as may be stated in such notice and by endorsement of the Principal Schedule hereto of the principal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant. Upon each such notice being given, this Permanent Global Note shall become void to the extent of the principal amount stated in such notice, save to the extent that the appropriate Direct Rights shall fail to take effect. No such election may however be made on or before the Exchange Date unless the holder elects in such notice that the exchange for such Notes shall no longer take place.


Purchase

Notes may only be purchased by the Issuer or any of its subsidiaries if they are purchased together with the right to receive all future payments of interest thereon.


Issuer's Options

Any option of the Issuer provided for in the Conditions shall be exercised by the Issuer giving notice to the Noteholders within the time limits set out in and containing the information required by the Conditions, except that the notice shall not be required to contain the serial numbers of Notes drawn in the case of a partial exercise of an option and accordingly no drawing of Notes shall be required.


Noteholders' Options

Any option of the Noteholders provided for in the Conditions may be exercised by the holder of this Permanent Global Note giving notice to the Issuing and Paying Agent within the time limits relating to the deposit of Notes with the Issuing and Paying Agent set out in the Conditions substantially in the form of the notice available from the Issuing and Paying Agent, except that the notice shall not be required to contain the certificate numbers of the Notes in respect of which the option has been exercised, and stating the principal amount of Notes in respect of which the option is exercised and at the same time presenting this Permanent Global Note to the Issuing and Paying Agent for notation accordingly in the Option Schedule hereto.


Notices

Notices required to be given in respect of the Notes represented by this Permanent Global Note may be given by their being delivered (so long as this Permanent Global Note is held on behalf of the Depository) to the Depository, or otherwise to the holder of this Permanent Global Note rather than by publication as required by the Conditions, except that so long as the Notes are listed on Singapore Exchange Securities Trading Limited and the rules of that exchange so require, notices in respect of such Notes shall also be published in a daily newspaper in the English language having general circulation in Singapore.


Others

No provision of this Permanent Global Note shall alter or impair the obligation of the Issuer to pay the principal and premium of and interest on the Notes when due in accordance with the Conditions.

This Permanent Global Note shall not become valid or obligatory for any purpose unless and until the Certificate of Authentication hereon has been signed by or on behalf of Citicorp Investment Bank (Singapore) Limited as Issuing and Paying Agent.

This Permanent Global Note shall be governed by, and construed in accordance with, the laws of Singapore.

IN WITNESS whereof the Issuer has caused this Permanent Global Note to be executed under its Common Seal and signed manually on its behalf by two Directors or a Director and the Secretary of the Issuer.



                                             ST ASSEMBLY TEST SERVICES LTD



                                             -----------------------------------
                                                          Director



                                             -----------------------------------
                                                     Director/Secretary


Dated as of the Issue Date specified above.
CERTIFICATE OF AUTHENTICATION

This Permanent Global Note is authenticated by or on behalf of the Issuing and Paying Agent, Citicorp Investment Bank (Singapore) Limited.



By:
   ------------------------------------------
            Duly authorised signatory

(Without recourse, warranty or liability.)


--------------------------------------------------------------------------------

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

--------------------------------------------------------------------------------

Notes:-

(1) Insert where Notes are to be initially represented on issue by a Permanent Global Note.

(2) Insert where Notes are to be initially represented on issue by a Temporary Global Note.

(3)  Insert where Permanent Global Note is to be deposited with the Depository.

                               PRINCIPAL SCHEDULE

                                     Part I


       Principal Amount of Notes Represented by this Permanent Global Note

The following [(i) issue of Notes initially represented by this Permanent Global Note,](1) [(i) exchanges of interests in the Temporary Global Note for interests in this Permanent Global Note,](2) (ii) exchange in whole (but not in part) of this Permanent Global Note for Definitive Notes, (iii) redemption, purchase or cancellation of interests in this Permanent Global Note, (iv) payments of principal in respect of this Permanent Global Note and/or (v) exchange for Direct Rights under the Deed of Covenant have been made, resulting in the principal amount of this Permanent Global Note specified in the latest entry in the fourth column:-

                                        REASON FOR
                                        INCREASE/DECREASE IN
                                        PRINCIPAL AMOUNT OF
                AMOUNT OF INCREASE/     THIS PERMANENT GLOBAL      PRINCIPAL AMOUNT OF
                DECREASE IN             NOTE (ISSUE,               THIS PERMANENT           NOTATION MADE BY
                PRINCIPAL AMOUNT        EXCHANGE,                  GLOBAL NOTE              OR ON BEHALF OF
                OF THIS PERMANENT       CANCELLATION OR            FOLLOWING SUCH           THE ISSUING AND
DATE            GLOBAL NOTE             DECREASE PAYMENT)          INCREASE/DECREASE        PAYING AGENT

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

-------------   -------------------     ---------------------      -------------------      -----------------

                                     Part II


                                  Direct Rights

The principal amount of Notes in respect of which Direct Rights have arisen under the Deed of Covenant is shown by the latest entry in the third column below:-

                       ADDITIONAL PRINCIPAL          AGGREGATE PRINCIPAL
                       AMOUNT OF NOTES IN            AMOUNT SUBJECT TO             NOTATION BY OR ON
                       RESPECT OF WHICH              DIRECT RIGHTS                 BEHALF OF THE
                       DIRECT RIGHTS HAVE            FOLLOWING SUCH                ISSUING AND
DATE                   BEEN ELECTED                  ELECTION                      PAYING AGENT

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

-----------------      ---------------------         ---------------------         --------------------

                                INTEREST SCHEDULE


                              Payments of Interest

The following payments of interest in respect of this Permanent Global Note have been made:-

                                                                                            NOTATION MADE
                                                                                            BY OR ON
                                                                                            BEHALF OF THE
DUE DATE OF                                  AMOUNT OF INTEREST           AMOUNT OF         ISSUING AND
PAYMENT               DATE OF PAYMENT        DUE AND PAYABLE              INTEREST PAID     PAYING AGENT

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

----------------      ------------------     ---------------------        --------------    ---------------

                                 OPTION SCHEDULE


                         Exercise of Noteholders' Option

The following exercises of the option of the Noteholders provided for in the Conditions have been made in respect of the stated principal amount of this Permanent Global Note:-

                     PRINCIPAL AMOUNT OF
                     THIS PERMANENT  GLOBAL
                     NOTE IN RESPECT OF              DATE ON WHICH                NOTATION MADE BY OR ON
DATE OF              WHICH OPTION IS                 EXERCISE OF SUCH             BEHALF OF THE ISSUING
EXERCISE             EXERCISED                       OPTION IS EFFECTIVE          AND PAYING AGENT

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

---------------      -----------------------         ----------------------       -----------------------

                                  THE SCHEDULE


            [Insert the provisions of the relevant Pricing Supplement that relate to the Conditions or the Global Notes as the Schedule]

                               S C H E D U L E  4


                     PROVISIONS FOR MEETINGS OF NOTEHOLDERS


Except as otherwise indicated, these provisions are applicable separately to each Series of Notes.


INTERPRETATION

1.        In this Schedule:-

          (a) references to a meeting are to a meeting of Noteholders of a single Series of Notes and include, unless the context otherwise requires, any adjournment;

          (b) references to "Notes" and "Noteholders" are only to the Notes of the Series in respect of which a meeting has been, or is to be, called and to the holders of those Notes, respectively;

          (c) "agent" means a holder of a voting certificate or a proxy for a Noteholder;

          (d) "block voting instruction" means an instruction issued in accordance with paragraphs 8 to 14;

          (e) "Extraordinary Resolution" means a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent. of the votes cast;

          (f) "voting certificate" means a certificate issued in accordance with paragraphs 5, 6, 7 and 14; and

          (g) references to persons representing a proportion of the Notes are to Noteholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Notes for the time being outstanding.


POWERS OF MEETINGS

2. A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:-

          (a) to sanction any proposal by the Issuer or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Noteholders and/or the Couponholders against the Issuer, whether or not those rights arise under this Trust Deed, the Notes or the Coupons or otherwise;

          (b) to sanction the exchange or substitution for the Notes of, or the conversion of the Notes into, shares, bonds or other obligations or securities of the Issuer or any other entity;

          (c) to assent to any modification of this Trust Deed, the other Issue Documents, the Notes or the Coupons proposed by the Issuer or the Trustee;

          (d) to authorise the Trustee or any other person to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution;

          (e) to give any authority, direction or sanction which under this Trust Deed or the Notes is required to be given by Extraordinary Resolution;

          (f) to appoint any persons (whether Noteholders or not) as a committee or committees to represent the Noteholders' interests and to confer on them any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

          (g) to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under this Trust Deed, the Notes or the Coupons; and

          (h) to approve a person proposed by the Issuer to be appointed as a new Trustee under this Trust Deed and to remove any Trustee for the time being thereof,

provided that the special quorum provisions in paragraph 18 shall apply to any Extraordinary Resolution (a "special quorum resolution") for the purposes of sub-paragraph (b) or (g), any of the proposals listed in Condition 11 or any amendment to this proviso.


CONVENING A MEETING

3.        Each of the Issuer and the Trustee may at any time convene a meeting.
If the Trustee receives a written request by Noteholders holding at least one-tenth in principal amount of the Notes of any Series for the time being outstanding and is indemnified to its satisfaction against all costs and expenses, the Trustee shall convene a meeting of the Noteholders of that Series. Every meeting shall be held at a time and place agreed between the Issuer and the Trustee.

4. At least 21 days' notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Noteholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting and the nature of the resolutions to be proposed and shall explain how Noteholders may appoint proxies, obtain voting certificates and use block voting instructions and the details of the time limits applicable.

ARRANGEMENTS FOR VOTING

5. If a holder of a Note wishes to obtain a voting certificate in respect of it for a meeting, he must deposit it for that purpose at least 48 hours before the time fixed for the meeting with the Issuing and Paying Agent or to the order of the Issuing and Paying Agent with a bank or other depository nominated by the Issuing and Paying Agent for the purpose. The Issuing and Paying Agent shall then issue a voting certificate in respect of it.

6.        A voting certificate shall:-

          (a)  be a document in the English language;

          (b)  be dated;

          (c) specify the meeting concerned and the serial numbers of the Notes deposited; and

          (d) entitle, and state that it entitles, its bearer to attend and vote at that meeting in respect of those Notes.

7. Once the Issuing and Paying Agent has issued a voting certificate for a meeting in respect of a Note, it shall not release the Note until either:-

          (a)  the meeting has been concluded; or

          (b) the voting certificate has been surrendered to the Issuing and Paying Agent.

8. If a holder of a Note wishes the votes attributable to it to be included in a block voting instruction for a meeting, then, at least 48 hours before the time fixed for the meeting, (a) he must deposit the Note for that purpose with the Issuing and Paying Agent or to the order of the Issuing and Paying Agent with a bank or other depository nominated by the Issuing and Paying Agent for the purpose and (b) he or a duly authorised person on his behalf must direct the Issuing and Paying Agent how those votes are to be cast. The Issuing and Paying Agent shall issue a block voting instruction in respect of the votes attributable to all Notes so deposited.

9.        A block voting instruction shall:-

          (a)  be a document in the English language;

          (b)  be dated;

          (c)  specify the meeting concerned;

          (d) list the total number and serial numbers of the Notes deposited, distinguishing with regard to each resolution between those voting for and those voting against it;

          (e) certify that such list is in accordance with Notes deposited and directions received as provided in paragraphs 8, 11 and 14; and

          (f) appoint a named person (a "proxy") to vote at that meeting in respect of those Notes and in accordance with that list.

A proxy need not be a Noteholder.

10. Once the Issuing and Paying Agent has issued a block voting instruction for a meeting in respect of the votes attributable to any Notes:-

          (a) it shall not release the Notes, except as provided in paragraph 11, until the meeting has been concluded; and

          (b) the directions to which it gives effect may not be revoked or altered during the 48 hours before the time fixed for the meeting.

11. If the receipt for a Note deposited with the Issuing and Paying Agent in accordance with paragraph 8 is surrendered to the Issuing and Paying Agent at least 48 hours before the time fixed for the meeting, the Issuing and Paying Agent shall release the Note and exclude the votes attributable to it from the block voting instruction.

12. Each block voting instruction shall be deposited at least 24 hours before the time fixed for the meeting at the registered office of the Issuer or such other place as the Trustee shall designate or approve, and in default it shall not be valid unless the chairman of the meeting decides otherwise before the meeting proceeds to business. If the Trustee requires, a notarially certified copy of each block voting instruction shall be produced by the proxy at the meeting but the Trustee need not investigate or be concerned with the validity of the proxy's appointment.

13. A vote cast in accordance with a block voting instruction shall be valid even if it or any of the Noteholders' instructions pursuant to which it was executed has previously been revoked or amended, unless written intimation of such revocation or amendment is received from the Issuing and Paying Agent by the Issuer at its specified office (or such other place as may have been specified by the Issuer for the purpose) or by the chairman of the meeting in each case at least 24 hours before the time fixed for the meeting.

14. No Note may be deposited with or to the order of the Issuing and Paying Agent at the same time for the purposes of both paragraph 5 and paragraph 8 for the same meeting.


CHAIRMAN

15. The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Noteholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman. The chairman need not be a Noteholder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

ATTENDANCE

16.       The following may attend and speak at a meeting:-

          (a)  Noteholders and agents;

          (b)  the chairman;

          (c) the Issuer and the Trustee (through their respective representatives) and their respective financial and legal advisers; and

          (d)  the Dealers and their advisers.

No one else may attend or speak.


QUORUM AND ADJOURNMENT

17. No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Noteholders, be dissolved. In any other case it shall be adjourned until such date, not less than 14 days nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

18. Two or more Noteholders or agents present in person shall be a quorum:-

          (a) in the cases marked "No minimum proportion" in the table below, whatever the proportion of the Notes which they represent; and

          (b) in any other case, only if they represent the proportion of the Notes shown by the table below.

------------------------------------------------------------------------------------------------------
         COLUMN 1                               COLUMN 2                            COLUMN 3
------------------------------------------------------------------------------------------------------
    Purpose of Meeting                     Any meeting except                Meeting previously
                                            one referred to                   adjourned through
                                              in column 3                     want of a quorum

                                   -------------------------------------------------------------------

                                          Required proportion                Required proportion

------------------------------------------------------------------------------------------------------

        To pass a                             75 per cent.                        25 per cent.
special quorum resolution

------------------------------------------------------------------------------------------------------

    To pass any other                       A clear majority                 No minimum proportion
 Extraordinary Resolution

------------------------------------------------------------------------------------------------------

    Any other purpose                         10 per cent.                   No minimum proportion

------------------------------------------------------------------------------------------------------

19. The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 17.

20. At least 10 days' notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.


VOTING

21. Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Trustee or one or more persons representing two per cent. of the Notes.

22. Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

23. If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

24. A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

25. On a show of hands every person who is present in person and who produces a Note or a voting certificate or is a proxy has one vote. On a poll every such person has one vote in respect of each principal amount equal to the minimum denomination of such Series of Notes so produced or represented by the voting certificate so produced or for which he is a proxy. Without prejudice to the obligations of proxies, a person entitled to more than one vote need not use them all or cast them all in the same way.

26. In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.


EFFECT AND PUBLICATION OF AN EXTRAORDINARY RESOLUTION

27. An Extraordinary Resolution shall be binding on all the Noteholders, whether or not present at the meeting, and on all the Couponholders and each of them shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice of the passing of an Extraordinary Resolution to Noteholders within 14 days but failure to do so shall not invalidate the resolution.


MINUTES

28. Minutes shall be made of all resolutions and proceedings at every meeting and duly entered in the books to be from time to time provided for that purpose by the Issuer or the Trustee and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

29. The holder of a Global Note shall (unless such Global Note represents only one Note) be treated as two persons for the purposes of any quorum requirements of a meeting of Noteholders.

30. A resolution in writing of which notice has been given to all Noteholders in accordance with the Conditions and signed by or on behalf of the holders of not less than 90 per cent. in principal amount of the Notes who for the time being are entitled to receive notice of a meeting in accordance with the provisions herein contained shall for all purposes be as valid and effectual as an Extraordinary Resolution passed at a meeting of such Noteholders duly convened and held in accordance with the provisions herein contained. Such resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders.


SEPARATE SERIES

31. The foregoing provisions of this Schedule shall have effect subject to the following provisions:-

          (a) meetings of holders of the Notes of separate Series will normally be held separately;

          (b) a resolution that affects one Series alone shall be deemed to have been duly passed if passed at a separate meeting of the holders of the Notes of the Series concerned;

          (c) a resolution that affects the holders of the Notes of more than one Series but does not give rise to a conflict of interest between the holders of the Notes of the different Series concerned shall be deemed to have been duly passed if passed at a single meeting of the holders of the Notes of the relevant Series; and

          (d) a resolution that affects the holders of the Notes of more than one Series and gives or may give rise to a conflict of interest between the holders of the Notes of the different Series concerned shall be deemed to have been duly passed only if it shall be duly passed at separate meetings of the holders of the Notes of the relevant Series.

FURTHER REGULATIONS

32. Subject to all other provisions contained in this Trust Deed, the Trustee may without the consent of the Noteholders prescribe such further regulations regarding the holding of meetings of Noteholders and attendance and voting thereat as the Trustee may in its sole discretion determine, including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Trustee thinks reasonable:-

          (a) so as to satisfy itself that persons are in fact Noteholders who purport to requisition a meeting in accordance with paragraph 3 above or who purport to make any requisition to the Trustee in accordance with this Trust Deed; and

          (b) in connection with the provisions of paragraph 16 above so as to satisfy itself that persons who purport to attend or vote at any meeting of the Noteholders are entitled to do so in accordance with this Trust Deed.

          I N W I T N E S S W H E R E O F this Trust Deed has been executed as of the date stated at the beginning.

The Issuer

The Common Seal of                  )
ST ASSEMBLY TEST SERVICES LTD       )       COMMON SEAL AFFIXED
was hereunto affixed                )
in the presence of:-                )



         sd. HARRY H DAVOODY         Director
------------------------------------


         sd. LOOI LEE HWA            Secretary
------------------------------------

          I,          LEONG FANG YUN                , an Advocate and Solicitor
of the Supreme Court in the Republic of Singapore practising in Singapore hereby
certify that on the 10th        day of        January         , 2002 the Common
Seal of ST Assembly Test Services Ltd was duly affixed to this Trust Deed at Singapore in our presence in accordance with the Memorandum and Articles of Association of ST Assembly Test Services Ltd (which Memorandum and Articles of Association have been produced and shown to me).

          Witness my hand this 10th January, 2002.   sd. LEONG FANG YUN



The Trustee

The Common Seal of                          )
BRITISH AND MALAYAN TRUSTEES LIMITED        )        COMMON SEAL AFFIXED
was hereunto affixed                        )
in the presence of:-                        )



         sd. COLIN LEE YUNG-SHIH            Director
-------------------------------------------


         sd. JOHN CHEW                      General Manager
-------------------------------------------